4378364.5 CREDIT AGREEMENT Dated as of July 30, 2025 among SABRA HEALTH CARE LIMITED PARTNERSHIP and SABRA CANADIAN HOLDINGS, LLC, as Borrowers, SABRA HEALTH CARE REIT, INC., and CERTAIN SUBSIDIARIES OF SABRA HEALTH CARE REIT, INC. FROM TIME TO TIME PARTY HERETO, as Guarantors, THE LENDERS PARTY HERETO FROM TIME TO TIME, KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., CITIZENS BANK, NATIONAL ASSOCIATION, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, TRUIST BANK and MIZUHO BANK, LTD. as Co-Documentation Agents, and KEYBANC CAPITAL MARKETS, INC., as Sole Bookrunner, KEYBANC CAPITAL MARKETS, INC., BANK OF AMERICA, N.A., CITIZENS BANK, NATIONAL ASSOCIATION, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and WELLS FARGO BANK, NATIONAL ASSOCIATION as Joint Lead Arrangers

i TABLE OF CONTENTS Section Page Article I. DEFINITIONS AND ACCOUNTING TERMS ........................................................................... 1 1.01 Defined Terms ................................................................................................................... 1 1.02 Other Interpretive Provisions ........................................................................................... 35 1.03 Accounting Terms; Pro Forma Calculations .................................................................... 35 1.04 Rounding. ......................................................................................................................... 36 1.05 Times of Day ................................................................................................................... 36 1.06 Benchmark Notification ................................................................................................... 36 Article II. THE COMMITMENTS AND CREDIT EXTENSIONS........................................................... 37 2.01 Commitments ................................................................................................................... 37 2.02 Borrowings, Conversions and Continuations of Loans ................................................... 37 2.03 [Intentionally Omitted] .................................................................................................... 39 2.04 Reserved........................................................................................................................... 39 2.05 Reserved........................................................................................................................... 39 2.06 Prepayments ..................................................................................................................... 39 2.07 [Intentionally Omitted] .................................................................................................... 39 2.08 Repayment ....................................................................................................................... 39 2.09 Interest ............................................................................................................................. 40 2.10 Fees .................................................................................................................................. 40 2.11 Computation of Interest and Fees .................................................................................... 40 2.12 Evidence of Debt ............................................................................................................. 41 2.13 Payments Generally; Administrative Agent’s Clawback ................................................. 41 2.14 Sharing of Payments by Lenders ..................................................................................... 43 2.15 [Intentionally Omitted] .................................................................................................... 44 2.16 Increase in Initial Term Loan Commitments; Addition of Incremental Term Loan Facilities ......................................................................................................................................... 44 2.17 [Intentionally Omitted] .................................................................................................... 46 2.18 Defaulting Lenders .......................................................................................................... 46 2.19 Joint and Several Liability ............................................................................................... 47 2.20 Appointment of Parent Borrower as Agent for Credit Parties ......................................... 49 Article III. TAXES, YIELD PROTECTION AND ILLEGALITY ............................................................ 49 3.01 Taxes ................................................................................................................................ 49 3.02 Illegality ........................................................................................................................... 53 3.03 Inability to Determine Rates ............................................................................................ 53 3.04 Increased Costs ................................................................................................................ 54 3.05 Compensation for Losses ................................................................................................. 55 3.06 Mitigation Obligations; Replacement of Lenders ............................................................ 56 3.07 Benchmark Replacement Setting ..................................................................................... 56 3.08 Survival ............................................................................................................................ 60 Article IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS................................................... 60 4.01 Conditions to Effectiveness and Initial Credit Extension ................................................ 60 4.02 Conditions to All Credit Extensions ................................................................................ 62 Article V. REPRESENTATIONS AND WARRANTIES .......................................................................... 62 5.01 Existence, Qualification and Power ................................................................................. 62 5.02 Authorization; No Contravention .................................................................................... 63 5.03 Governmental Authorization; Other Consents ................................................................. 63

ii 5.04 Binding Effect .................................................................................................................. 63 5.05 Financial Statements; No Material Adverse Effect.......................................................... 63 5.06 Litigation .......................................................................................................................... 64 5.07 No Default........................................................................................................................ 64 5.08 Ownership of Property and Valid Leasehold Interests; Liens ......................................... 64 5.09 Environmental Compliance ............................................................................................. 64 5.10 Insurance .......................................................................................................................... 65 5.11 Taxes ................................................................................................................................ 65 5.12 ERISA Compliance .......................................................................................................... 65 5.13 Margin Regulations; Investment Company Act; REIT Status ......................................... 66 5.14 Disclosure ........................................................................................................................ 67 5.15 Compliance with Laws .................................................................................................... 67 5.16 Sanctions, Anti-Corruption, etc. ...................................................................................... 67 5.17 Use of Proceeds ............................................................................................................... 68 5.18 Solvency........................................................................................................................... 68 5.19 Credit Parties; Taxpayer Identification Numbers ............................................................ 68 5.20 Unencumbered Properties ................................................................................................ 68 5.21 Affected Financial Institution .......................................................................................... 68 5.22 Covered Entities ............................................................................................................... 68 5.23 Outbound Investment Rules ............................................................................................. 68 Article VI. AFFIRMATIVE COVENANTS .............................................................................................. 69 6.01 Financial Statements ........................................................................................................ 69 6.02 Certificates; Other Information ........................................................................................ 70 6.03 Notices ............................................................................................................................. 71 6.04 Payment of Taxes ............................................................................................................. 72 6.05 Preservation of Existence, Etc. ........................................................................................ 72 6.06 Maintenance of Properties ............................................................................................... 72 6.07 Maintenance of Insurance ................................................................................................ 72 6.08 Compliance with Laws .................................................................................................... 73 6.09 Books and Records .......................................................................................................... 73 6.10 Inspection Rights ............................................................................................................. 73 6.11 Use of Proceeds ............................................................................................................... 73 6.12 REIT Status; Stock Exchange Status ............................................................................... 73 6.13 Employee Benefits ........................................................................................................... 74 6.14 Additional Guarantors ...................................................................................................... 74 6.15 Environmental Matters .................................................................................................... 75 6.16 Further Assurances .......................................................................................................... 76 6.17 Compliance with Material Contracts ............................................................................... 76 6.18 Anti-Corruption ............................................................................................................... 76 Article VII. NEGATIVE COVENANTS .................................................................................................... 76 7.01 Liens ................................................................................................................................ 76 7.02 Reserved........................................................................................................................... 77 7.03 Indebtedness..................................................................................................................... 77 7.04 Fundamental Changes ...................................................................................................... 78 7.05 Dispositions ..................................................................................................................... 78 7.06 Restricted Payments ......................................................................................................... 79 7.07 Change in Nature of Business .......................................................................................... 79 7.08 Transactions with Affiliates ............................................................................................. 79 7.09 Sanctions; Anti-Money Laundering; Anti-Corruption ..................................................... 80 7.10 Financial Covenants ......................................................................................................... 80

iii 7.11 Burdensome Agreements ................................................................................................. 81 7.12 Use of Proceeds ............................................................................................................... 81 7.13 Amendments of Organization Documents ....................................................................... 81 7.14 Accounting Changes ........................................................................................................ 82 7.15 Compliance with Environmental Laws ............................................................................ 82 7.16 Outbound Investment Rules ............................................................................................. 82 Article VIII. EVENTS OF DEFAULT AND REMEDIES ........................................................................ 82 8.01 Events of Default ............................................................................................................. 82 8.02 Remedies Upon Event of Default .................................................................................... 85 8.03 Application of Funds. ...................................................................................................... 85 Article IX. ADMINISTRATIVE AGENT .................................................................................................. 86 9.01 Appointment and Authority ............................................................................................. 86 9.02 Rights as a Lender ............................................................................................................ 86 9.03 Exculpatory Provisions .................................................................................................... 87 9.04 Reliance by Administrative Agent ................................................................................... 88 9.05 Delegation of Duties ........................................................................................................ 88 9.06 Resignation of Administrative Agent .............................................................................. 88 9.07 Non-Reliance on Administrative Agent and Other Lenders ............................................ 89 9.08 No Other Duties, Etc. ....................................................................................................... 90 9.09 Reserved........................................................................................................................... 90 9.10 Collateral and Guaranty Matters ...................................................................................... 90 9.11 Certain ERISA Matters .................................................................................................... 91 9.12 Recovery of Erroneous Payments .................................................................................... 92 Article X. MISCELLANEOUS .................................................................................................................. 92 10.01 Amendments, Etc. ............................................................................................................ 92 10.02 Notices; Effectiveness; Electronic Communication ........................................................ 96 10.03 No Waiver; Cumulative Remedies .................................................................................. 98 10.04 Expenses; Indemnity; Damage Waiver ............................................................................ 98 10.05 Payments Set Aside ....................................................................................................... 100 10.06 Successors and Assigns ................................................................................................. 101 10.07 Treatment of Certain Information; Confidentiality ........................................................ 106 10.08 Right of Setoff ............................................................................................................... 107 10.09 Interest Rate Limitation ................................................................................................. 107 10.10 Integration; Effectiveness .............................................................................................. 108 10.11 Survival of Representations and Warranties .................................................................. 108 10.12 Severability .................................................................................................................... 108 10.13 Replacement of Lenders ................................................................................................ 108 10.14 Governing Law; Jurisdiction; Etc. ................................................................................. 109 10.15 Waiver of Jury Trial ....................................................................................................... 110 10.16 No Advisory or Fiduciary Responsibility ...................................................................... 110 10.17 USA Patriot Act Notice; Etc. ......................................................................................... 111 10.18 Reserved......................................................................................................................... 111 10.19 Judgment Currency ........................................................................................................ 111 10.20 Electronic Execution; Electronic Records; Counterparts ............................................... 112 10.21 ENTIRE AGREEMENT ................................................................................................ 113 10.22 Acknowledgment and Consent to Bail-In of Affected Financial Institutions ................ 113 10.23 Acknowledgment Regarding Any Supported QFCs ...................................................... 113 Article XI. GUARANTY .......................................................................................................................... 114 11.01 The Guaranty ................................................................................................................. 114

iv 11.02 Obligations Unconditional ............................................................................................. 115 11.03 Reinstatement ................................................................................................................. 116 11.04 Certain Waivers ............................................................................................................. 116 11.05 Remedies ........................................................................................................................ 117 11.06 Guaranty of Payment; Continuing Guaranty ................................................................. 117 11.07 Contribution ................................................................................................................... 117 11.08 Release of Guarantors .................................................................................................... 118 11.09 Keepwell ........................................................................................................................ 118 SCHEDULES 2.01 Commitments and Applicable Percentages 5.19 Credit Parties; Taxpayer Identification Numbers 10.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS A Form of Committed Loan Notice B [Reserved] C Form of Notice of Loan Prepayment D Form of Initial Term Loan Note E Form of Compliance Certificate F Form of Assignment and Assumption G Form of Joinder Agreement H Forms of U.S. Tax Compliance Certificates

CREDIT AGREEMENT This CREDIT AGREEMENT, dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among, SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), SABRA CANADIAN HOLDINGS, LLC, a Delaware limited liability company (“Sabra Canadian Holdings” and together with the Parent Borrower, the “Borrowers”), SABRA HEALTH CARE REIT, INC., a Maryland corporation (the “REIT Guarantor”), the Subsidiary Guarantors from time to time party hereto as guarantors, the lending institutions party hereto from time to time (each, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Administrative Agent. WHEREAS, the Borrowers have requested that the Lenders provide a term loan facility pursuant to the terms of this Agreement, and the Lenders are willing to do so on the terms and conditions set forth in this Agreement; and WHEREAS, to provide assurance for the repayment of the Obligations hereunder, the Borrowers will, among other things, provide or cause to be provided to the Administrative Agent, for the benefit of the holders of the Obligations so guaranteed, a guaranty of the Obligations by the REIT Guarantor, each of the subsidiaries of the REIT Guarantor, if any, that own, directly or indirectly, an equity interest in the Parent Borrower and the other Guarantors pursuant to Article XI hereof. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Administrative Agent” means KeyBank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning specified in Section 10.02(c).

2 “Agents” means the Administrative Agent, the Arrangers, the Syndication Agents, and the Documentation Agents. “Agreement” has the meaning specified in the introductory paragraph hereto. “Agreement Currency” has the meaning specified in Section 10.19. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Margin” means, for Loans from time to time, the applicable percentages per annum set forth in the following table based upon the Debt Ratings as set forth below: Pricing Level Debt Rating S&P/Moody’s/Fitch SOFR Loans Base Rate Loans 1 ≥ A- / A3 / A- 0.800% 0.000% 2 BBB+ / Baa1 / BBB+ 0.850% 0.000% 3 BBB/ Baa2 / BBB 0.950% 0.000% 4 BBB- / Baa3 / BBB- 1.200% 0.200% 5 < BBB- / Baa3 / BBB- (or unrated) 1.600% 0.600% For purposes hereof, “Debt Rating” means, as of any date of determination, the rating as determined by any of S&P, Moody’s and/or Fitch (Fitch, S&P and Moody’s, referred to collectively as the “Rating Agencies”) (collectively, the “Debt Ratings”) of the REIT Guarantor’s non-credit enhanced, senior unsecured long-term debt. If at any time when the REIT Guarantor has only two (2) Debt Ratings, such Debt Ratings are not equivalent, then: (A) if the difference between such Debt Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the above-referenced Applicable Margins shall be determined based on the higher of the Debt Ratings, and (B) if the difference between such Debt Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the above- referenced Applicable Margins shall be determined based on the Debt Rating that is one higher than the lower of the applicable Debt Ratings. If at any time when the REIT Guarantor has three (3) Debt Ratings, such Debt Ratings are not equivalent, then (A) if the difference between the highest and the lowest of such Debt Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the above- referenced Applicable Margins shall be determined based on the highest of the Debt Ratings, and (B) if the difference between such Debt Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the above-referenced Applicable Margins shall be determined based on the average of the two (2) highest Debt Ratings, provided that if such average is not a recognized rating category, then the above-referenced Applicable Margins shall be determined based on the second highest Debt Rating of the three Rating Agencies. If at any time the REIT Guarantor has only one Debt Rating from Fitch or no Debt Ratings, then the above-referenced Applicable Margins shall be determined based on Pricing Level 5. Initially, the Applicable Margin shall be determined based upon the Debt Rating(s) specified in the certificate delivered pursuant to Section 4.01(a)(vi). Thereafter, each change in the Applicable Margin resulting from a publicly announced change in a Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s, S&P or Fitch shall change, or

3 if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Parent Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Applicable Percentage” means (a) with respect to any Initial Term Loan Lender at any time, the percentage (carried out to the ninth decimal place) of the Initial Term Loan Facility represented by (i) on or prior to the Closing Date, such Initial Term Loan Lender’s Initial Term Loan Commitment at such time and (ii) thereafter, the principal amount of such Initial Term Loan Lender’s Initial Term Loans at such time and (b) with respect to any Lender and any Incremental Term Loan Facility at any time, the percentage (carried out to the ninth decimal place) of such Incremental Term Loan Facility represented by the principal amount of such Lender’s Loans under such Incremental Term Loan Facility at such time. The initial Applicable Percentages of each Lender are set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means (a) KBCM in its capacity as sole bookrunner and (b) KBCM, Bank of America, N.A., Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank, and Wells Fargo Bank, National Association, each in its capacity as a joint lead arranger. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another, or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Consolidated Group for the fiscal year ended December 31, 2024, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Consolidated Group, including the notes thereto. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Credit Agreement, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the

4 avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.07(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, as codified at 11 U.S.C. § 101 et seq., and the rules and regulations promulgated thereunder, or any successor provision thereto. “Bankruptcy Plan” has the meaning specified in Section 10.06(g)(iv). “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by KeyBank as its “prime rate,” (c) Term SOFR for an Interest Period of one- month in effect on such day (taking into account any floor set forth in the definition of “Term SOFR”) plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by KeyBank based upon various factors including KeyBank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by KeyBank shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greatest of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Benchmark” means initially, (a) with respect to Daily Simple SOFR Loans, Daily Simple SOFR and (b), with respect to Term SOFR Loans, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to an applicable current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.07. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrowers” has the meaning specified in the introductory paragraph hereto.

5 “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means an Initial Term Loan Borrowing, or a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made under an Incremental Term Loan Facility by each of the Lenders participating in such Incremental Term Loan Facility, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, in the case of SOFR Loans, which also is a SOFR Business Day. “Canadian Defined Benefit Pension Plan” means a Canadian Pension Plan that contains or has ever contained a "defined benefit provision" as such term is defined in Section 147.1(1) of the Income Tax Act (Canada). “Canadian Pension Plan” means any pension plan or plan that is subject to the Pension Benefits Act (Ontario) or any other similar legislation in any other jurisdiction of Canada for employees in Canada and former employees in Canada of any Credit Party or any Subsidiary thereof. “Capital Lease” means each lease that has been or is required to be, in accordance with GAAP, classified and accounted for as a capital lease or financing lease. “CBA” has the meaning provided in the definition of “Term SOFR.” “Change in Law” means the occurrence, after the date of this Agreement, and with respect to any Person in particular, after the date such Person becomes a party to this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or a United States Governmental Authority or foreign regulatory authority, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the equity securities of the REIT Guarantor entitled to vote for members of the board of directors or equivalent governing body of the REIT Guarantor on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

6 (b) the REIT Guarantor or a Wholly Owned Subsidiary that is itself a Guarantor ceases to be the sole general partner of the Parent Borrower; or (c) the REIT Guarantor ceases to own directly or indirectly one hundred percent (100%) of the Equity Interests in any Intermediate Subsidiary Guarantor or ceases to own, directly or indirectly, at least seventy-five percent (75%) or more of the Equity Interests in the Parent Borrower; or (d) the Parent Borrower ceases to own directly or indirectly one hundred percent (100%) of the Equity Interests in Sabra Canadian Holdings; or (e) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the REIT Guarantor cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body. “Class” when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term Loans, or Loans under an Incremental Term Loan Facility. “Closing Date” means July 30, 2025. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986. “Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to another, or (c) a continuation of a Term SOFR Loan, in each case provided to the Administrative Agent pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Parent Borrower. “Commitments” means, collectively, the Initial Term Loan Commitments and any commitments to make Loans under an Incremental Term Loan Facility. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Compliance Certificate” means a certificate substantially in the form of Exhibit E or another form reasonably satisfactory to the Administrative Agent; provided that each such Compliance Certificate shall,

7 in any case, include (without limitation) supporting documents and materials reasonably required by the Administrative Agent for the evidencing of the calculations and certifications made in connection therewith. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with any of SOFR, Term SOFR, or any Benchmark Replacement, as applicable, the definition of “Business Day,” or “SOFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of any “breakage” provisions and other technical, administrative or operational matters) that the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of such Benchmark or Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted Net Worth” means, as of any day for the Consolidated Group, the sum of (a) total shareholders’ equity or net worth plus (b) accumulated depreciation and accumulated amortization, in each case, determined on a consolidated basis in accordance with GAAP minus (c) assets that are considered to be Intangible Assets, excluding lease intangibles; but excluding, in any event, for purposes hereof, unrealized gains and losses on Swap Contracts reported on a consolidated balance sheet as accumulated other comprehensive income or loss. “Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of Consolidated Net Income plus, without duplication, to the extent deducted in computing Consolidated Net Income, (a) amortization and depreciation expense, (b) other non-cash charges, (c) Consolidated Interest Expense, (d) provision for taxes and (e) minority interest expense attributable to non-Wholly Owned Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP; but excluding, in any event, (i) extraordinary gains and losses and related tax effects thereon, (ii) non-cash impairment charges, (iii) non-cash stock or option based compensation, (iv) other non-cash gains and losses and related tax effects thereon, and (v) merger-related expenses and deal costs, including transition and integration expenses related to consummated transactions and costs related to acquisitions and investments not permitted to be capitalized pursuant to GAAP. “Consolidated Fixed Charge Coverage Ratio” means, on the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the four (4) consecutive fiscal quarters ending on such date to (b) Consolidated Fixed Charges for the four (4) consecutive fiscal quarters ending on such date. “Consolidated Fixed Charges” means, for any period for the Consolidated Group, the sum of, without duplication, (a) Consolidated Interest Expense, plus (b) scheduled principal payments on Consolidated Total Indebtedness (excluding any balloon or final payment) during the applicable period, plus (c) cash dividends and distributions on preferred stock of the REIT Guarantor, if any, in each case determined on a consolidated basis in accordance with GAAP; but excluding, in any event, (i) gains and losses from unwinding or break-funding of Swap Contracts, (ii) write-offs of unamortized deferred

8 financing fees, (iii) prepayment fees, premiums and penalties, and (iv) other unusual or non-recurring items as are reasonably acceptable to the Administrative Agent and the Required Lenders. “Consolidated Group” means the REIT Guarantor and its Subsidiaries. “Consolidated Interest Expense” means, for any period for the Consolidated Group, interest expense determined in accordance with GAAP, but including, in any event, the interest component under capital leases and the implied interest component under securitization transactions and excluding, in any event, amortization of deferred financing fees, amortization of debt discounts and swap breakage costs. “Consolidated Net Income” means, for any period for the Consolidated Group, net income or loss determined on a consolidated basis in accordance with GAAP; but excluding, in any event, (a) the income or loss of any Person that is not a Consolidated Party in which any Consolidated Party has an equity investment or comparable interest, except to the extent of the amount of dividends or other distributions actually paid to members of the Consolidated Group by such Person during such period, (b) the income or loss of any Person accrued prior to the date that it became a Consolidated Party or that such Person’s assets were acquired by a Consolidated Party (except as otherwise required in connection with Section 1.03), and (c) any net after tax gains or losses attributable to sales of non-current assets out of the ordinary course of business and write-downs of non-current assets in anticipation of losses to the extent they have decreased net income. “Consolidated Party” means a member of the Consolidated Group. “Consolidated Secured Debt” means the aggregate principal amount of Consolidated Total Indebtedness that is Secured Debt. “Consolidated Secured Debt Leverage Ratio” means, on the last day of any fiscal quarter, the ratio of (a) Consolidated Secured Debt outstanding on such date to (b) Consolidated Total Asset Value as of such date. Notwithstanding anything to the contrary contained herein, for the purposes of this ratio, (i) Consolidated Secured Debt on any date shall be adjusted by deducting therefrom an amount equal to the lesser of (x) the aggregate amount of Consolidated Secured Debt outstanding on such date that by its terms is scheduled to mature on or before the date that is twenty-four (24) months following such date and (y) the aggregate amount of all unrestricted cash and cash equivalents on such date and escrow and other deposits (excluding unrestricted cash and cash equivalents and escrow and other deposits deducted from the calculation of Consolidated Unsecured Debt to determine the Consolidated Unsecured Leverage Ratio as of the last day of such fiscal quarter) to the extent available for the repayment of Consolidated Secured Debt of the type described in clause (x) and (ii) Consolidated Total Asset Value shall be adjusted by deducting therefrom the amount by which Consolidated Secured Debt is adjusted under clause (i). “Consolidated Total Asset Value” means, with respect to the Consolidated Group at any time, the sum (without duplication) of the following: (a) the undepreciated GAAP book value (after any impairments) of the Consolidated Group’s interest in all real property assets other than unimproved land holdings minus goodwill and other Intangible Assets; (b) the aggregate amount of unrestricted cash and cash equivalents (which, for purposes of this definition, shall include Eligible Cash 1031 Proceeds) as of the end of the fiscal quarter most recently ended on or prior to such date of determination;

9 (c) the GAAP book value of the Consolidated Group’s interest in unimproved land holdings (after any impairments); (d) the GAAP book value of the Consolidated Group’s interest in all mortgages, mezzanine loans and notes receivable (after any impairments); (e) the Consolidated Parties’ pro rata share of the foregoing items and components attributable to ownership of common Equity Interests in Joint Ventures and Unconsolidated Affiliates; and (f) the GAAP book value of the Consolidated Group’s interest in preferred equity investments (after any impairments); provided, that notwithstanding anything to the contrary contained herein and without duplication (i) not more than five percent (5%) of Consolidated Total Asset Value at any time may be in respect of unimproved land holdings, with any excess over such limit being excluded from Consolidated Total Asset Value, (ii) not more than thirty percent (30%) of Consolidated Total Asset Value at any time may be in respect of mortgage loans, mezzanine loans and notes receivable (other than intercompany loans among members of the Consolidated Group), with any excess over such limit being excluded from Consolidated Total Asset Value, (iii) not more than fifteen percent (15%) of Consolidated Total Asset Value at any time may be in respect of real property assets that are under construction or development, but not yet substantially complete (excluding for the avoidance of doubt properties under renovation), with any excess over such limit being excluded from Consolidated Total Asset Value, (iv) not more than twenty percent (20%) of Consolidated Total Asset Value may be in respect of investments in Unconsolidated Affiliates, with any excess over such limit being excluded from Consolidated Total Asset Value and (v) with respect to contributions to Consolidated Total Asset Value attributable to any Joint Venture, (x) only the Consolidated Parties’ pro rata share of the items and components listed above in subparagraphs (a) through (d) attributable to ownership of common Equity Interests in such Joint Venture shall be included in calculations of Consolidated Total Asset Value regardless of whether such Joint Venture is a Consolidated Party and (y) to the extent that the Consolidated Parties have loan investments in one or more Joint Ventures which loan investments are eliminated in the consolidated reporting of the Consolidated Parties in accordance with GAAP, the principal balance of such loan investments multiplied by the percentage of common equity ownership in the Joint Venture not attributable to the Consolidated Parties shall be included in calculations of Consolidated Total Asset Value. The limits set forth in clauses (i), (ii), and (iii) above shall not apply to investments in Unconsolidated Affiliates, which shall be governed solely by clause (iv) and the following sentence. The portion of the investments described in clauses (i) through (v) above that are in excess of 35% of Consolidated Total Asset Value shall be excluded from Consolidated Total Asset Value. “Consolidated Total Indebtedness” means, as of any day for the Consolidated Group, the sum (without duplication) of (i) the Indebtedness of the Consolidated Group (excluding, in any event, Indebtedness of the Joint Ventures), (ii) the Consolidated Parties’ pro rata share of Indebtedness of Joint Ventures attributable to the Consolidated Parties’ interests therein and (iii) the Consolidated Parties’ pro rata share of Indebtedness of Unconsolidated Affiliates attributable to the Consolidated Parties’ interests in Unconsolidated Affiliates; provided that Consolidated Total Indebtedness shall not include security deposits, accounts payable, accrued liabilities and prepaid rents, any intracompany debt, or dividends and distributions declared but not payable, each as defined in accordance with GAAP. “Consolidated Total Leverage Ratio” means the ratio (expressed as a percentage) of Consolidated Total Indebtedness to Consolidated Total Asset Value. Notwithstanding anything to the contrary contained herein, for the purposes of this ratio, (i) Consolidated Total Indebtedness on any date shall be adjusted by

10 deducting therefrom an amount equal to the lesser of (x) the aggregate amount of Consolidated Total Indebtedness outstanding on such date that by its terms is scheduled to mature on or before the date that is twenty-four (24) months following such date and (y) the aggregate amount of all unrestricted cash and cash equivalents on such date and escrow and other deposits to the extent available for the repayment of Consolidated Total Indebtedness of the type described in clause (x) and (ii) Consolidated Total Asset Value shall be adjusted by deducting therefrom the amount by which Consolidated Total Indebtedness is adjusted under clause (i). “Consolidated Unsecured Debt” means, at any time, the portion of Consolidated Total Indebtedness that is not Consolidated Secured Debt. “Consolidated Unsecured Interest Coverage Ratio” means, as at any date for the period of four quarters ending on such date, the ratio of (a) Unencumbered NOI plus interest income from unencumbered Qualified Mortgage Loan Receivables (provided, however, the aggregate amount of Qualified Mortgage Loan Receivables attributable to second mortgages or second deeds of trust shall not exceed $150,000,000), in each case for such period to (b) Consolidated Unsecured Interest Expense for such period. “Consolidated Unsecured Interest Expense” means, for any period, the portion of Consolidated Interest Expense for such period attributable to Consolidated Unsecured Debt. “Consolidated Unsecured Leverage Ratio” means, as of any date of determination, the ratio (expressed as a percentage) of Consolidated Unsecured Debt to Unencumbered Asset Value. Notwithstanding anything to the contrary contained herein, for the purposes of this ratio, (i) Consolidated Unsecured Debt on any date shall be adjusted by deducting therefrom an amount equal to the lesser of (x) the aggregate amount of Consolidated Unsecured Debt outstanding on such date that by its terms is scheduled to mature on or before the date that is twenty-four (24) months following such date and (y) the aggregate amount of all unrestricted cash and cash equivalents on such date and escrow and other deposits to the extent available for the repayment of Consolidated Unsecured Debt of the type described in clause (x) (excluding any such unrestricted cash and cash equivalents and escrow and other deposits used to determine the Consolidated Secured Debt Leverage Ratio as of such date) and (ii) Unencumbered Asset Value shall be adjusted by deducting therefrom the amount by which Consolidated Unsecured Debt is adjusted under clause (i). “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” has the meaning specified in Section 10.23. “Credit Extension” means each of the following: a Borrowing. “Credit Party” means, collectively, (a) the Parent Borrower, (b) Sabra Canadian Holdings, (c) the REIT Guarantor, (d) each Subsidiary Guarantor and (e) each Direct Owner of an Unencumbered Property and each Indirect Owner of a Direct Owner of an Unencumbered Property. “Customary Recourse Carveouts” means, with respect to any Non-Recourse Indebtedness, exclusions from the exculpation provisions with respect to such Non-Recourse Indebtedness for fraud,

11 misrepresentation, misapplication of funds, waste, environmental claims, voluntary bankruptcy, collusive involuntary bankruptcy, prohibited transfers, violations of single purpose entity covenants and other circumstances customarily excluded from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of commercial real estate. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum (rounded upwards to the next higher multiple of 1/16th if such rate is not such a multiple) equal to the greater of (a) SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. For the avoidance of doubt, SOFR for any SOFR Rate Day is published on the SOFR Administrator’s Website at approximately 8:00 a.m. New York City time on the immediately following SOFR Business Day. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than ten (10) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers. “Daily SOFR Loan” means a Loan that bears interest at a rate based on Daily Simple SOFR. All Daily SOFR Loans shall be denominated in Dollars. “Debt Rating” and “Debt Ratings” have the meanings specified in the definition of “Applicable Margin.” “Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “deemed year” has the meaning specified in Section 2.09(d). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means when used with respect to Obligations, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans under a Term Facility plus (iii) 2% per annum; provided, however, that with respect to a SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum. “Defaulting Lender” means, subject to Section 2.18(b), any Lender that (a) has failed to (i) perform any of its funding obligations hereunder, including in respect of its Loans, in each case within two (2) Business Days of the date required to be funded by it hereunder, unless, in the case of clause (i) above, such

12 Lender notifies the Administrative Agent and the Parent Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Parent Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder (unless such notice or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such notice or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Parent Borrower, to confirm in writing to the Administrative Agent and the Parent Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Parent Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.18(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Parent Borrower and each other Lender promptly following such determination. “Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanction. “Direct Owner” has the meaning specified in the definition of “Unencumbered Property Criteria.” “Disposition” or “Dispose” means the sale, transfer or assignment (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith in any case other than sales or other dispositions of assets in the ordinary course of business. “Disqualified Institution” has the meaning specified in the definition of “Eligible Assignee”. “Dividing Person” has the meaning specified in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

13 “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Documentation Agents” means Truist Bank and Mizuho Bank, Ltd., each in its capacity as a Co- Documentation Agent. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means a Subsidiary of the Parent Borrower that is organized under the laws of any state within the United States or the District of Columbia (other than any Subsidiary of any other Subsidiary of the Parent Borrower that is organized under the laws of any jurisdiction other than a state within the United States or the District of Columbia). “DQ List” has the meaning specified in Section 10.06(g)(v). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” shall have the meaning specified in Section 10.20. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 10.06(b)(iii); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) any Competitor (as defined below), including Ventas, Inc., HCP, Inc., Omega Healthcare Investors, Inc., LTC Properties, Inc., Welltower, Inc. and any Person that is specifically identified by name as a Competitor by the Parent Borrower in a list generally available to the Lenders on the Closing Date, which list may be updated from time to time after the Closing Date by the Parent Borrower (but no such update shall become effective until the second Business Day after it is provided by the Parent Borrower to the Administrative Agent for dissemination to the Lenders, and no such update shall apply retroactively to a Person that already acquired and continues to hold (or has and remains committed to acquire, without giving retroactive effect to any such commitment) an assignment or participation interest in any Facility); (B) a prospective assignee or successor administrative agent (other than a Lender or an Affiliate of a Lender) which is a REIT investing primarily in healthcare and/or seniors housing properties and (C) any Affiliate of any Person listed in clause (A) or (B) above that is either identified to the Administrative Agent in writing

14 from time to time for distribution to the Lenders, or clearly identifiable on the basis of such Affiliate’s name (any such Person under this proviso, a “Disqualified Institution”). For purposes hereof, “Competitor” means a real estate investment trust investing primarily in healthcare and/or seniors housing properties, any Tenant under a lease in which any Consolidated Party is the landlord, or any other manager of a property owned or leased by a member of the Consolidated Group. Neither the Administrative Agent nor any Lender shall have any liability in the event of an assignment to any Person not then actually known by the Administrative Agent or such Lender to be a Competitor or a Disqualified Institution under clause (B) of the first sentence of this definition. “Eligible Cash 1031 Proceeds” means cash proceeds held by (or on behalf of) a “qualified intermediary” from the sale of a Property by a Consolidated Party, which proceeds are intended to be used by the qualified intermediary to acquire one or more “replacement properties” that are of “like-kind” to such Property in an exchange that qualifies as a tax-free exchange under Section 1031 of the Code, and no portion of which proceeds the REIT Guarantor, any Borrower or any of their respective Subsidiaries has the right to receive, pledge, borrow or otherwise obtain the benefits of until such time as provided under the applicable “exchange agreement” (as such terms in quotations are defined in the Treasury Regulations Section 1.1031(k) - 1(g)(4) (the “Regulations”)) or until such exchange is terminated. Upon the cash proceeds no longer being held by the qualified intermediary pursuant to the Regulations or otherwise qualifying under the Regulations for like-kind exchange treatment, such proceeds shall cease being Eligible Cash 1031 Proceeds. “Eligible Ground Lease” means a ground lease as to which no payment default or other material default or event of default has occurred or with the passage of time or the giving of notice would occur and containing the following terms and conditions: (a) a remaining term (inclusive of any unexercised extension options) of thirty (30) years or more from the date the Property is included as an Unencumbered Property; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosure, and fails to do so; (d) reasonable transferability of the lessee's interest under such lease, including the ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease. “Environmental Laws” means any and all federal, state, provincial, territorial, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Substances into the environment, including those related to wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Credit Parties or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the release or threatened release of any Hazardous Substances into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person and all of the warrants or options for the purchase or acquisition

15 from such Person of shares of capital stock of (or other ownership or profit interests in) such Person (but excluding any debt security that is convertible into or exchangeable for capital stock). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the REIT Guarantor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the applicable pension funding rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute. “Excluded Subsidiary” means any Domestic Subsidiary that: (a) is not the Direct Owner of an Unencumbered Property, or an Indirect Owner of the Direct Owner of an Unencumbered Property, (b) is either (i) an Immaterial Subsidiary, (ii) a non-Wholly Owned Subsidiary of the Parent Borrower or (iii) a borrower or guarantor of Secured Debt owed to a non-affiliate, or a direct or indirect parent of such borrower or guarantor (other than a Borrower), and the terms of such Secured Debt prohibit such Domestic Subsidiary from becoming a Guarantor, and (c) is not a guarantor of the obligations under the Revolving Credit Agreement. “Excluded Swap Obligation” means, with respect to any Guarantor, any Obligation under any Swap Contract if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract

16 participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 11.09 and any and all guarantees of such Guarantor’s Obligations under any Swap Contract by other Credit Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Obligation. If an Obligation under any Swap Contract arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Obligation that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Parent Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Facility” means the Initial Term Loan Facility, and each Incremental Term Loan Facility, as the context may require. “Facility Lease” means (i) a lease or sublease (including any master lease) with respect to any Property owned or ground leased by any of the Consolidated Parties as lessor, to a Tenant that is not a Consolidated Party which is a triple-net lease such that such Tenant is required to pay all taxes, utilities, insurance (including casualty insurance), maintenance and other customary expenses with respect to the subject Property (whether in the form of reimbursements, additional rent or otherwise) in addition to the base rental payments required thereunder such that net operating income to the applicable Consolidated Party for such Property (before non-cash items) equals the base rent paid thereunder or (ii) any other Healthcare Facility lease or residency agreement applicable to a Property which Healthcare Facility is owned or ground leased and operated by a Consolidated Party or an affiliate thereof and managed by an independent third party manager. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any legislation implementing an intergovernmental approach thereto. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the

17 federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed zero for purposes of the Loan Documents. “Fee Letters” means, collectively, the fee letters entered into from time to time among the REIT Guarantor and one or more of the Agents and/or their Affiliates and/or a Lender in respect of the Facilities. “Fitch” means Fitch Ratings, Inc. and any successor thereto. “Floor” means, a rate equal to zero percent (0.00%) per annum. “Foreign Lender” means, with respect to any Borrower (a) if such Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if such Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary of the Parent Borrower that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied and subject to the provisions of Section 1.03. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any payment obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any

18 Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning set forth in Section 11.01. “Guarantors” means, collectively, the REIT Guarantor and each Subsidiary Guarantor. “Guaranty” means the guaranty of the Obligations by the Guarantors pursuant to Article XI, together with each joinder agreement delivered pursuant to Section 6.14. “Hazardous Substances” means (i) all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, mold, mildew and (ii) all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Healthcare Facility” means any skilled nursing facilities, hospitals, long term acute care facilities, inpatient rehabilitation facility, medical office buildings, assisted living facilities, independent living facilities, behavioral health facilities or memory care or other personal care facilities and ancillary businesses that are supplemental or incidental to the foregoing. “Immaterial Subsidiary” means each Subsidiary (i) which, as of the later of the date of the financial statements referenced in Section 5.05(b) or the most recent fiscal quarter of the REIT Guarantor for which financial statements have been delivered pursuant to Section 6.01, contributed less than $15,000,000 of Consolidated EBITDA for the period of four consecutive fiscal quarters then ended, which calculations shall be made on a Pro Forma Basis giving effect to any transactions permitted under Section 7.04 or 7.05 with respect to such Subsidiary, or (ii) which contributed less than $75,000,000 of Consolidated Total Asset Value as of such date, giving pro forma effect to any subsequent transactions permitted under Section 7.04 or 7.05 with respect to such Subsidiary as if such transactions occurred on the last day of such fiscal quarter. “Increase Effective Date” has the meaning set forth in Section 2.16(d). “Incremental Facilities” has the meaning set forth in Section 2.16(a). “Incremental Initial Term Loan Increase” has the meaning set forth in Section 2.16(a). “Incremental Term Loan Facility” has the meaning set forth in Section 2.16(a). “Incremental Term Loan Maturity Date” means, with respect to any Incremental Term Loan Facility, the maturity date of the Loans made thereunder as agreed by the Parent Borrower and the applicable Lenders in an amendment hereto pursuant to Section 2.16(f). “Indebtedness” means (without duplication), at any time and with respect to any Person, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

19 (a) all obligations of such Person for borrowed money, whether secured or unsecured, and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments including, without limitation, recourse and non-recourse mortgage debt; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) aggregate net obligations of such Person under Swap Contracts; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse, to the extent of the value of the property encumbered by such Lien; (f) Synthetic Lease Obligations and obligations in respect of Capital Leases; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person at any time prior to the date that is six months after the latest Maturity Date of any Facility (inclusive of any extension option) (other than obligations that can solely be satisfied by delivery of Equity Interests of such Person), valued, in the case of a redeemable preferred interest, at the liquidation preference thereof, and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, (i) the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date (which shall be a positive number if such amount would be owed by a Consolidated Party and a negative number if such amount would be owed to a Consolidated Party) and the net obligations under Swap Contracts shall not be less than zero and (ii) the amount of any Synthetic Lease Obligation or obligation in respect of a Capital Lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Any liability will be excluded so long as it is (1) secured by a letter of credit issued for the benefit of a Credit Party or other Consolidated Party in form and substance and from a financial institution reasonably acceptable to the Administrative Agent, but only to the extent no Credit Party or other Consolidated Party has liability therefor, (2) any obligation (including obligations under so called “sandwich leases”) against which a third party indemnified any Credit Party or other Consolidated Party, or guarantees all loss suffered by any Credit Party or other Consolidated Party on account thereof, to the extent the indemnitor or guarantor has the financial wherewithal to satisfy its obligation, or (3) is otherwise acceptable as a “Covered Liability” in the reasonable discretion of the Administrative Agent and the Required Lenders. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 10.04(b). “Indirect Owner” has the meaning specified in the definition of “Unencumbered Property Criteria.”

20 “Initial Term Loan” means an advance made by any Initial Term Loan Lender under the Initial Term Loan Facility. “Initial Term Loan Borrowing” means a borrowing consisting of simultaneous Initial Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Initial Term Loan Lenders pursuant to Section 2.01(b)(i). “Initial Term Loan Commitment” means, as to each Lender, its obligation to make Initial Term Loans to the Borrowers pursuant to Section 2.01(b)(i) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Initial Term Loan Commitment” or opposite such caption in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Initial Term Loan Facility” means, at any time, the aggregate principal amount of the Initial Term Loans of all Initial Term Loan Lenders outstanding at such time. The Initial Term Loan Facility on the Closing Date is $500,000,000. “Initial Term Loan Lender” means at any time any Lender that holds Initial Term Loans at such time. “Initial Term Loan Maturity Date” means July 30, 2030. “Initial Term Loan Note” means a promissory note made by the Borrowers in favor of an Initial Term Loan Lender evidencing Initial Term Loans made by such Initial Term Loan Lender, substantially in the form of Exhibit D. “Intangible Assets” means assets of a Person and its Subsidiaries that are classified as intangible assets under GAAP but excluding interests in real estate that are classified as intangible assets in accordance with GAAP. “Interest Payment Date” means, (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the applicable Maturity Date, (b) as to any Daily SOFR Loan, the last Business Day of each March, June, September and December and the applicable Maturity Date, and (c) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates. “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Term SOFR Loan, as applicable, and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Parent Borrower in the applicable Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding

21 day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall, with respect to any Loan, extend beyond the applicable Maturity Date. “Intermediate Subsidiary Guarantor” means each Subsidiary of the REIT Guarantor that owns, directly or indirectly, any Equity Interest in the Parent Borrower. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or (d) the purchase, acquisition or other investment in any real property or real property-related assets (including, without limitation, mortgage loans and other real estate-related debt investments, investments in land holdings, and costs to construct real property assets under development). For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “Joint Venture” means a Subsidiary of the REIT Guarantor that is not a Wholly Owned Subsidiary. “Judgment Currency” has the meaning specified in Section 10.19. “KBCM” means KeyBanc Capital Markets, Inc. “KeyBank” has the meaning specified in the introductory paragraph hereto. “Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto. The term “Lender” may also be used to refer to an Initial Term Loan Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Parent Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Lender Parties” and “Lender Recipient Parties” mean, collectively, the Lenders.

22 “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of an Initial Term Loan or a term loan under an Incremental Term Loan Facility. “Loan Documents” means this Agreement, each Note, each Fee Letter, and any amendments, modifications or supplements hereto or to any other Loan Document or waivers hereof or to any other Loan Document. “Lookback Day” has the meaning provided in the definition of “Term SOFR.” “Master Agreement” has the meaning specified in the definition of “Swap Contract”. “Material Adverse Effect” means any event or condition that (a) results in a material adverse change in, or has a material adverse effect on, the business, assets, properties, operations or financial condition of the REIT Guarantor and its Subsidiaries, or the Parent Borrower and its Subsidiaries, in each case taken as a whole, (b) materially impairs the ability of the Credit Parties, taken as a whole, to perform their payment and other material obligations under the Loan Documents, taken as a whole or (c) has a material adverse effect upon the legality, validity, binding effect or enforceability against the Credit Parties, taken as a whole, of any payment or other material provision of any Loan Document; provided, however, that any event or condition will be deemed to have a “Material Adverse Effect” if such event or condition when taken together with all other events and conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that a representation, warranty or covenant is subject to a “Material Adverse Effect” exception, would cause such representation or warranty contained herein to be untrue or such covenant to be breached) would result in a “Material Adverse Effect,” even though, individually, such event or condition would not do so. “Material Contract” means any Facility Lease, any cash management agreement, any Eligible Ground Lease or any agreement similar to any of the foregoing with respect to any Unencumbered Property. “Material Group” has the meaning specified in the definition of “Material Subsidiary.” “Material Recourse Indebtedness” means any Indebtedness of a Credit Party and/or any Subsidiary (other than Indebtedness hereunder and Indebtedness under Swap Contracts) that (a) does not constitute Non-Recourse Indebtedness, and (b) individually or in the aggregate, has a principal amount (including, without duplication, undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount. “Material Non-Recourse Indebtedness” means any Indebtedness of a Credit Party and/or any Subsidiary that (a) constitutes Non-Recourse Indebtedness, and (b) individually or in the aggregate, has a principal amount (including, without duplication, undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount. “Material Subsidiary” means each Subsidiary that is not an Immaterial Subsidiary as of the later of the date of the financial statements referenced in Section 5.05(b) or the most recent fiscal quarter of the

23 REIT Guarantor for which financial statements have been delivered pursuant to Section 6.01. A group of Subsidiaries (a “Material Group”) each of which is not otherwise a Material Subsidiary (defined in the foregoing sentence) shall constitute a Material Subsidiary if the group taken as a single entity would not constitute an Immaterial Subsidiary. “Maturity Date” means, as applicable, the Initial Term Loan Maturity Date or the Incremental Term Loan Maturity Date of any Incremental Term Loan Facility. “Maximum Rate” has the meaning specified in Section 10.09. “Medicaid” means the medical assistance programs administered by state agencies and approved by CMS pursuant to the terms of Title XIX of the Social Security Act, codified at 42 U.S.C. §§ 1396 et seq. and related regulations. “Medicare” means the program of health benefits for the aged and disabled administered by CMS pursuant to the terms of Title XVIII of the Social Security Act, codified at 42 U.S.C. 1395 §§ et seq. and related regulations. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Loan Receivable” means any loan or other note receivable owned by or held by any of the Consolidated Parties, in each case, secured by a mortgage or deed of trust on Property. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the REIT Guarantor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Negative Pledge” means any agreement (other than this Agreement or any other Loan Document) that in whole or in part prohibits the creation of any Lien on, or any transfer of, any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets shall not constitute a “Negative Pledge” for purposes of this Agreement; and provided further, however, that any provision of the indenture for any of the Sabra Senior Notes, in each case as in effect on the Closing Date, that may be included within this definition of “Negative Pledge” shall not constitute a “Negative Pledge” for purposes of this Agreement. “New Lender Joinder Agreement” has the meaning specified in Section 2.16(b). “New Subsidiary Guarantor” has the meaning specified in Section 6.14(a). “NOI” means, with respect to any Property for the applicable period, (a) rental payments to the applicable Consolidated Party (whether in the nature of base rent, minimum rent, percentage rent, additional rent, proceeds of rent loss or business interruption insurance or otherwise, but exclusive of (x) security deposits, earnest money deposits, advance rentals, reserves for capital expenditures, impounds, escrows, charges, expenses or items required to be paid or reimbursed by the Tenant thereunder, except, with respect to any of the foregoing in this clause (x), to the extent applied in satisfaction of any tenant's obligations for rent, and (y) proceeds from a sale of such Property) pursuant to the Facility Leases applicable to such Property, minus (b) all expenses paid by a Consolidated Party and not reimbursed by a Person that is not a Consolidated Party (excluding interest but including an appropriate accrual for property taxes and insurance

24 net of cash reserves therefor held by a Consolidated Party) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses, depreciation and income taxes of the REIT Guarantor and its Subsidiaries and any property management fees). For purposes hereof, calculations of NOI shall be made in accordance with GAAP, excluding any adjustments resulting from the inclusion of non-cash items or straight lining of rents. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders, all Lenders of a Facility or all affected Lenders in accordance with the terms of Section 10.01 and (ii) has been approved by the Required Lenders or the Required Initial Term Loan Lenders, as applicable. “Non-Recourse Indebtedness” means, with respect to any Person, (a) any Indebtedness of such Person in which the holder of such Indebtedness may not look to such Person for repayment, other than to the extent of any security therefor or pursuant to Customary Recourse Carveouts, (b) if such Person is a single asset entity, any Indebtedness of such Person (other than Indebtedness described in the immediately following clause (c)), or (c) if such Person is a single asset holding company, any Indebtedness of such single asset holding company resulting from a guarantee of, or lien securing, Indebtedness of a single asset entity that is a subsidiary of such single asset holding company, so long as, in each case, either (i) the holder of such Indebtedness has no recourse to such single asset holding company for repayment, other than to the Equity Interests held by such single asset holding company in such single asset entity or pursuant to Customary Recourse Carveouts or (ii) such single asset holding company has no assets other than Equity Interests in such single asset entity and cash or cash equivalents and other assets of nominal value incidental to the ownership of such single asset entity. “Notes” means, collectively, the Initial Term Loan Notes, and “Note” means any of them individually. “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit C or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Parent Borrower. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of the Credit Parties arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including (i) interest and fees that accrue after the commencement by or against the Credit Parties or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (ii) obligations of the Credit Parties under any Swap Contract to which a Lender or any Affiliate of a Lender is a party and (iii) obligations of the Credit Parties under any Treasury Management Agreement with a Treasury Management Lender; provided, however, that the “Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by any Credit Party under any Loan Document and (b) the obligation of the Credit Parties to reimburse any amount in respect of any of the foregoing that the

25 Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Credit Parties. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document except any such Taxes imposed with respect to an assignment and that are imposed as a result of a present or former connection between the assignor and the jurisdiction imposing such tax and otherwise unrelated to the Loans or any such taxes imposed in respect of an assignment made pursuant to Section 3.06. “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Amount” means with respect to the Initial Term Loans or any Loans made under an Incremental Term Loan Facility on any date, the aggregate outstanding principal amount thereof. “Overnight Rate” means, for any day, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Parent Borrower” has the meaning specified in the introductory paragraph hereto. “Pari Passu Obligations” means Unsecured Debt (exclusive of the Obligations) of any Borrower or any Guarantor owing to a Person that is not a Borrower or an Affiliate thereof. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d).

26 “Patriot Act” has the meaning specified in Section 10.17. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the REIT Guarantor or any ERISA Affiliate or to which the REIT Guarantor or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Permitted Businesses” means owning, managing, developing, acquiring and leasing, and providing valuation services in respect of, Healthcare Facilities in the United States and Specified Jurisdictions, and activities and Investments substantially related, ancillary or incidental to the foregoing. “Permitted Pari Passu Provisions” means provisions that are contained in documentation evidencing or governing Pari Passu Obligations which provisions are the result of (a) limitations on the ability of a Borrower or a Subsidiary of a Borrower to make Restricted Payments or transfer property which limitations are not, taken as a whole, materially more restrictive than those contained in this Agreement, (b) limitations on the creation of any Lien on any assets of a Person that are not, taken as a whole, materially more restrictive than those contained in this Agreement or any other Loan Document, (c) any requirement that Pari Passu Obligations be secured on an “equal and ratable” (or otherwise equivalent) basis to the extent that the Obligations are secured or (d) provisions that are not, taken as a whole, materially more restrictive than those contained in this Agreement or any Loan Document establishing a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise condition a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the REIT Guarantor or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning specified in Section 6.02. “Pro Forma Basis” means, for purposes of determining Consolidated EBITDA, Consolidated Fixed Charges, Consolidated Interest Expense, Consolidated Net Income, NOI and any financial covenant hereunder based thereon, that the subject transaction shall be deemed to have occurred as of the first day of the period of four (4) consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions of this Agreement. Further, for purposes of making calculations on a “Pro Forma Basis” hereunder, (a) in the case of a Disposition, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such Disposition shall be excluded to the extent relating to any period prior to the date of the subject transaction, and (ii) Indebtedness paid or retired in connection with the subject transaction shall be deemed to have been paid and retired as of the first day of the applicable period; (b) in the case of an acquisition, development or redevelopment, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such acquisition, development or redevelopment shall be included to the extent relating to any period

27 prior to the date of the subject transaction, and (ii) Indebtedness incurred in connection with the subject transaction shall be deemed to have been incurred as of the first day of the applicable period (and interest expense shall be imputed for the applicable period utilizing the actual interest rates thereunder or, if actual rates are not ascertainable, assuming prevailing interest rates hereunder) and (c) in the case of the issuance or exercise of Equity Interests, Indebtedness paid or retired in connection therewith shall be deemed to have been paid and retired as of the first day of the applicable period. “Pro Forma Closing Date Compliance Certificate” has the meaning specified in Section 4.01(a)(vii). “Property” as to any Person means all of the right, title and interest of such Person in and to land, improvements and fixtures. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Mortgage Loan Receivable” means any Mortgage Loan Receivable that is secured by a first or second mortgage or a first or second deed of trust on Property so long as the mortgagor or grantor with respect to such Mortgage Loan Receivable is not delinquent sixty (60) days or more in interest or principal payments due thereunder. “Qualified REIT Subsidiary” shall have the meaning given to such term in the Code. “Rescindable Amount” has the meaning specified in Section 2.13(c)(ii). “Recipient” means (a) the Administrative Agent, (b) any Lender or (c) or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder. “Register” has the meaning specified in Section 10.06(c). “REIT” means a real estate investment trust as defined in Sections 856-860 of the Code. “REIT Guarantor” has the meaning specified in the introductory paragraph hereto. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, advisors, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Request for Credit Extension” means with respect to a Borrowing or a conversion or continuation of Loans, a Committed Loan Notice.

28 “Required Facility Lenders” means, with respect to any Incremental Term Loan Facility as of any date of determination, Lenders holding more than 50% of the Outstanding Amount of such Incremental Term Loan Facility on such date; provided that the portion of such Incremental Term Loan Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Facility Lenders. “Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the Total Outstandings; provided that the portion of the Total Outstandings held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Initial Term Loan Lenders” means, as of any date of determination, Initial Term Loan Lenders holding more than 50% of the Outstanding Amount of the Initial Term Loan Facility on such date; provided that the portion of the Initial Term Loan Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Initial Term Loan Lenders. “Removal Effective Date” has the meaning set forth in Section 9.06(b). “Resignation Effective Date” has the meaning set forth in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, any executive vice president, any senior vice president, and the treasurer of any Credit Party or any entity authorized to act on behalf of a Credit Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Credit Party or entity authorized to act on behalf of a Credit Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Credit Party or entity authorized to act on behalf of such Credit Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Credit Party or entity authorized to act on behalf of such Credit Party designated in or pursuant to an agreement between the applicable Credit Party or entity authorized to act on behalf of such Credit Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party, or entity authorized to act on behalf of such Credit Party, shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the REIT Guarantor or the Parent Borrower or, solely for the purposes of Section 7.11, any Subsidiary thereof, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the stockholders, partners or members (or the equivalent Person thereof) of the REIT Guarantor or the Parent Borrower, in each case, except for a dividend or distribution payable or other payment made solely in (i) shares of that class of Equity Interests, (ii) shares in any other class of Equity Interests with terms that are not materially more favorable, taken as a whole and in the good faith determination of the REIT Guarantor, than the Equity Interests with respect to which such dividend, distribution or other payment was made, (iii) shares of any class of common Equity Interests or (iv) any of the foregoing Equity Interests of any direct or indirect parent of such Person or in rights to subscribe for the purchase of such Equity Interests.

29 “Revolving Credit Agreement” means that certain Sixth Amended and Restated Credit Agreement dated as of January 4, 2023, by and among the Borrowers, as borrowers, the REIT Guarantor and the other guarantors party thereto, as guarantors, Bank of America, N.A., as administrative agent, and the lenders party thereto from time to time, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Sabra Canadian Holdings” has the meaning specified in the introductory paragraph hereto. “Sabra Senior Notes” means, collectively, the Sabra Senior Notes (2026), the Sabra Senior Notes (2027), the Sabra Senior Notes (2029), and the Sabra Senior Notes (2031) and any other senior notes or similar instruments from time to time issued by any member of the Consolidated Group (whether prior to, on or after the Closing Date). “Sabra Senior Notes (2026)” means the 5.125% senior notes due 2026 originally issued by Care Capital Properties, LP. and assumed by the Parent Borrower and Sabra Capital Corporation. “Sabra Senior Notes (2027)” means the 5.88% senior notes due 2027 originally issued by Care Capital Properties, LP. and assumed by the Parent Borrower and Sabra Capital Corporation. “Sabra Senior Notes (2029)” means the 3.9% senior notes due 2029 issued by the Parent Borrower and Sabra Capital Corporation. “Sabra Senior Notes (2031)” means the 3.20% senior notes due 2031 issued by the Parent Borrower. “Same Day Funds” means with respect to disbursements and payments, immediately available funds. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto. “Sanction(s)” means any sanction administered or enforced by the United States government (including, without limitation, OFAC), the Canadian government, the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Debt” means, as to any Person, Indebtedness of such Person that is secured by a Lien on assets owned or leased by such Person; provided that in no event shall the Obligations hereunder or the obligations under the Revolving Credit Agreement constitute “Secured Debt” as a result of any security interest granted in cash collateral or any account or other property, including proceeds thereof, established for the purpose of securing obligations in respect of letters of credit, exchange rate fluctuations or otherwise to the extent required pursuant to any provision hereof or of the Revolving Credit Agreement. “Significant Acquisition” means, the REIT Guarantor’s acquisition, directly or through a Subsidiary, pursuant to one transaction or a series of related transactions occurring within the same fiscal quarter of the REIT Guarantor, of one or more entities or property portfolios with total assets of at least $200,000,000. “Social Security Act” means the Social Security Act of 1965.

30 “SOFR” means the rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means, the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means, the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Business Day” means, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “SOFR Loan” means a Term SOFR Loan or a Daily SOFR Loan, as applicable. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Specified Jurisdictions” means Canada, the United Kingdom, Germany, Switzerland and such other countries as proposed by the Parent Borrower and approved by the Required Lenders. “Specified Loan Party” has the meaning specified in Section 11.09. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity the accounts of which are consolidated with the accounts of such Person in the Person’s consolidated financial statements prepared in accordance with GAAP. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the REIT Guarantor. “Subsidiary Guarantor” means, (a) each Domestic Subsidiary (other than Sabra Canadian Holdings), if any, that is not at such time an Excluded Subsidiary and is a borrower or guarantor of, or otherwise has a payment obligation in respect of, any Unsecured Debt, (b) each Intermediate Subsidiary Guarantor and (c) any Foreign Subsidiary that is required to become a Guarantor pursuant to Section 6.14(b)(ii), unless, in each case under clauses (a) through (c), released in accordance with the terms of this Agreement or otherwise with the consent of the Administrative Agent and Required Lenders “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

31 “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Syndication Agents” means Bank of America, N.A., Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank, and Wells Fargo Bank, National Association, each in its capacity as a Co-Syndication Agent. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) any similar off-balance sheet financing product that is considered borrowed money indebtedness for tax purposes but classified as an operating lease under GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tenant” means any Person who is a lessee with respect to any lease held by a Consolidated Party as lessor or as an assignee of the lessor thereunder. “Term Facility” means the Initial Term Loan Facility or any Incremental Term Loan Facility, as the context may permit or require. “Term SOFR” means, with respect to any Term SOFR Loan for any Interest Period, the greater of (a) the forward-looking term rate for a period comparable to such Available Tenor based on SOFR that is published by CME Group Benchmark Administration Ltd (“CBA”) and displayed on CME’s Market Data Platform (or other commercially available source providing such quotations as may be selected by the Administrative Agent from time to time), at approximately 6:00 a.m. New York City time, two Business Days (the “Lookback Day”) prior to the commencement of such Interest Period (and rounded to the nearest 1/16th of 1%); provided that if by 5:00 pm (New York City time) on any Lookback Day, any tenor of Term SOFR for such day has not been published, then such tenor of Term SOFR for such day will be such tenor of Term SOFR as published in respect of the first preceding SOFR Business Day for which such rate was published so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day and (b) the Floor. “Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”). All Term SOFR Loans shall be denominated in Dollars. “Threshold Amount” means (a) with respect to Material Recourse Indebtedness, $50,000,000, (b) with respect to Material Non-Recourse Indebtedness, $100,000,000, (c) with respect to the Swap Termination Value owed by a Credit Party or any Subsidiary, $50,000,000. “Total Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Loans as of such date.

32 “Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services or products, including deposit accounts, overnight draft, credit, purchasing or debit cards, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and products and other cash management services and products. “Treasury Management Lender” means any Person that, at the time it enters into a Treasury Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Treasury Management Agreement. “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Daily SOFR Loan, or a Term SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unconsolidated Affiliate” means any Person (a) in which any Consolidated Party, directly or indirectly, holds an Equity Interest, which investment is accounted for in the consolidated financial statements of the Consolidated Group on an equity basis of accounting and (b) whose financial results are not consolidated with the financial results of the Consolidated Group under GAAP. “Unencumbered Asset Value” means, with respect to the Consolidated Group at any time, the sum (without duplication) of the following: (a) the undepreciated GAAP book value (after any impairments) of each Unencumbered Property; (b) the aggregate amount of all unrestricted cash and cash equivalents (which, for purposes of this definition, shall include Eligible Cash 1031 Proceeds) as of the end of the fiscal quarter most recently ended on or prior to such date of determination (excluding any such unrestricted cash and cash equivalents and escrow and other deposits deducted from the calculation of Consolidated Secured Debt to determine the Consolidated Secured Debt Leverage Ratio as of the last day of such fiscal quarter); and (c) the book value of unencumbered Qualified Mortgage Loan Receivables (after any impairments); provided, that (i) not more than twenty percent (20%) of Unencumbered Asset Value at any time may be in respect of Unencumbered Properties located in Specified Jurisdictions, with any excess over such limit being excluded from Unencumbered Asset Value, (ii) not more than fifteen percent (15%) of Unencumbered Asset Value at any time may be in respect of Unencumbered Properties that are subject to Eligible Ground Leases (rather than wholly-owned in fee simple), with any excess over such limit being excluded from Unencumbered Asset Value, and (iii) when calculating Unencumbered Asset Value, the aggregate amount of Qualified Mortgage Loan Receivables attributable to second mortgages or second deeds of trust added pursuant to clause (c) of this definition shall not exceed $250,000,000.

33 “Unencumbered NOI” means, for any period, NOI from all Unencumbered Properties for such period. “Unencumbered Property” means, at any time any Property that satisfies all of the Unencumbered Property Criteria at such time. “Unencumbered Property Criteria” means, with respect to any Property, the following criteria: (a) The Property is a Healthcare Facility located in a state within the United States, the District of Columbia or a Specified Jurisdiction. (b) The Property is wholly-owned in fee simple directly by, or is ground leased pursuant to an Eligible Ground Lease directly by, a wholly-owned direct or indirect Subsidiary of the Parent Borrower (such Subsidiary of the Parent Borrower that directly owns or ground leases such Property being referred to herein as the “Direct Owner”). (c) Each Subsidiary of the Parent Borrower that owns an Equity Interest in the Direct Owner of such Property (whether directly or through ownership of Equity Interests in other Subsidiaries) (each an “Indirect Owner”), is a wholly-owned direct or indirect Subsidiary of the Parent Borrower. (d) Each Domestic Subsidiary that is the Direct Owner of such Property or an Indirect Owner of such Direct Owner and is a borrower or guarantor of, or otherwise has a payment obligation in respect of, any Unsecured Debt is a Subsidiary Guarantor. (e) If the Property is located in the United States, the Direct Owner of such Property and each Indirect Owner of such Direct Owner is a Domestic Subsidiary. (f) The Equity Interests of the Direct Owner of such Property and each Indirect Owner of such Direct Owner (or the right to any income therefrom) are not subject to any Lien or Negative Pledge (other than as expressly permitted under Section 7.01). (g) The Property (or the right to any income therefrom) is not subject to any ground lease (other than an Eligible Ground Lease), Lien or Negative Pledge (other than as expressly permitted under Section 7.01). (h) The Property does not have any title, survey, environmental, structural, architectural or other defects that would interfere in any material respect with the profitable operation of such Property as a Healthcare Facility and is not subject to any condemnation or similar proceeding (excluding any such condemnation or similar proceeding relating to a de minimus portion of the Property that is immaterial to the profitable operation of such Property as a Healthcare Facility). (i) Neither the Direct Owner of such Property nor any Indirect Owner of such Direct Owner is subject to any proceedings under any Debtor Relief Law. (j) Neither the Direct Owner of such Property nor any Indirect Owner of such Direct Owner is a borrower or guarantor of, or otherwise obligated in respect of, any Indebtedness for borrowed money (other than (x) Indebtedness under the Facilities and (y) other Unsecured Debt (including Indebtedness under the Revolving Credit Agreement) so long as such Direct Owner and/or Indirect Owner is also a Subsidiary Guarantor and (z) in the case of an Indirect Owner,

34 unsecured guarantees of Non-Recourse Indebtedness of a Subsidiary thereof for which recourse to such Indirect Owner is contractually limited to liability for Customary Recourse Carveouts). (k) The Property is leased pursuant to a Facility Lease, and (i) in the case of a Facility Lease described in clause (i) of the definition of Facility Lease, the Tenant under such Facility Lease is not delinquent sixty (60) days or more in rent payments and (ii) in the case of a Facility Lease described in clause (ii) of the definition of Facility Lease, (x) the taxable real estate investment trust subsidiary of the REIT Guarantor party to such Facility Lease as lessee is not delinquent sixty (60) days or more in rent payments and (y) not more than 10% of the residents of such Healthcare Facility are delinquent sixty (60) days or more in rent payments under their leases or other residency agreements constituting Facility Leases. (l) The Property either is occupied or is available to be occupied. (m) The operator with respect to such Property has all necessary material qualifications from any applicable Governmental Authority to the extent required pursuant to the applicable Facility Lease with respect to such Property. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” and “U.S.” mean the United States of America. “Unsecured Debt” means, as to any Person, Indebtedness of such Person that is not Secured Debt. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means (i) for purposes of Sections 5.23 and 7.16, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States and (ii) otherwise, any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g)(ii)(B)(III). “Wholly Owned Subsidiary” means, with respect to any Person, a Subsidiary of such Person of which one hundred percent (100%) of the outstanding shares of stock or other equity interests are owned and Controlled, directly or indirectly, by such Person. For purposes hereof, the Parent Borrower and its Wholly Owned Subsidiaries shall be deemed to be Wholly Owned Subsidiaries of the REIT Guarantor. Unless otherwise specified, all references herein to a “Wholly Owned Subsidiary” or to “Wholly Owned Subsidiaries” shall refer to a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of the REIT Guarantor. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers

35 of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division Successor shall constitute a separate Person hereunder (and each Division of any Person that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms; Pro Forma Calculations. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial

36 calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Consolidated Group shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. (b) Changes in GAAP. The Parent Borrower will provide a written summary of material changes in GAAP or in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 6.02(a). If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Parent Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (c) Pro Forma Basis. Determinations of the calculation of and compliance with the Consolidated Fixed Charge Coverage Ratio, and Consolidated Unsecured Interest Coverage Ratio financial covenants hereunder shall be made on a Pro Forma Basis. 1.04 Rounding. Any financial ratios required to be maintained by the Credit Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Benchmark Notification. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to SOFR, Term SOFR, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, comparable or successor rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, SOFR, Term SOFR, or any other Benchmark, or (b) the effect, implementation or composition of any Conforming Changes.

37 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Commitments. (a) [Intentionally Omitted]. (b) Initial Term Loans. (i) Subject to the terms and conditions set forth herein, each Initial Term Loan Lender severally agrees to make a single loan to the Borrowers on the Closing Date in Dollars in an amount not to exceed such Initial Term Loan Lender’s Initial Term Loan Commitment. (ii) Any Loans made under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans, Daily SOFR Loans, or Term SOFR Loans, as further provided herein. Notwithstanding anything to the contrary contained herein, each Initial Term Loan Lender may, at its option, fulfill its obligations to make any Initial Term Loan available to the Borrowers by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that the exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Except for the Initial Term Loan Borrowing on the Closing Date, each Borrowing, each conversion of Loans from one Type to another, and each continuation of Term SOFR Loans shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than (i) in the case of Term SOFR Loans, 1:00 p.m. on the second Business Day immediately prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans or Daily SOFR Loans, and (ii) 12:00 p.m. on the Business Day immediately prior to the requested date of any Borrowing of Base Rate Loans or Daily SOFR Loans or the conversion of Daily SOFR Loans to Base Rate Loans or of Base Rate Loans to Daily SOFR Loans. Each Borrowing of or conversion to Daily SOFR Loans and each Borrowing of, conversion to, or continuation of, Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of the $500,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of which is $500,000 or a whole multiple of $100,000 in excess thereof.

38 Each Committed Loan Notice shall specify (i) whether the applicable request is with respect to an Initial Term Loan Borrowing, a Borrowing under an Incremental Term Loan Facility, a conversion of Loans from one Type to another, or a continuation of Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type and Class of Loans to be borrowed or continued or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice with respect to a Borrowing or if the Parent Borrower fails to give a timely notice requesting a continuation of a Borrowing of Term SOFR Loans, then the applicable Loans shall be made as or continued as Term SOFR Loans with an Interest Period of one month. If the Parent Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Committed Loan Notice requesting a Borrowing, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the applicable Loans. If no timely notice of a conversion or continuation is provided by the Parent Borrower, the Administrative Agent shall notify each applicable Lender of the details of any automatic continuation of Term SOFR Loans, in each case as described in the preceding subsection. In the case of a Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction or waiver of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of KeyBank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Parent Borrower. (c) Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. Notwithstanding anything contained herein to the contrary, during the existence of a Default or Event of Default, no Loan may be requested as or converted to a Daily SOFR Loan or requested as, converted to or continued as a Term SOFR Loan, if the Required Lenders shall have prohibited the same in a writing furnished to the Administrative Agent. (d) After giving effect to all Initial Term Loan Borrowings, all Borrowings of Incremental Term Loan, all conversions of Loans from one Type to another, and all continuations of Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect with respect to all Loans. (e) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Parent Borrower, the Administrative Agent, and such Lender. (f) With respect to any of SOFR, Term SOFR, or any Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such

39 Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. 2.03 [Intentionally Omitted]. 2.04 Reserved. 2.05 Reserved. 2.06 Prepayments. (a) The Borrowers may, upon notice by the Parent Borrower to the Administrative Agent pursuant to delivery of a Notice of Loan Prepayment, at any time or from time to time, voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three (3) Business Days (or such shorter period as the Administrative Agent shall agree) prior to any date of prepayment of Term SOFR Loans, and (B) on the date of prepayment of Base Rate Loans or Daily SOFR Loans; (ii) any prepayment of Term SOFR Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans or Daily SOFR Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Parent Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, however, that a notice of voluntary prepayment may state that such notice is conditioned upon an event, such as the effectiveness of other credit facilities, the receipt of the proceeds from the issuance of Equity Interests or other Indebtedness or the receipt of the proceeds from a Disposition, in which case such notice of prepayment may be revoked by the Parent Borrower if such condition is not satisfied. Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.18, each prepayment made pursuant to this clause (a) shall be made ratably among the applicable Lenders in accordance with their respective Applicable Percentages of the applicable Loans. (b) [reserved]. 2.07 [Intentionally Omitted]. 2.08 Repayment. (a) The Borrowers shall repay each Initial Term Loan on the Initial Term Loan Maturity Date, unless accelerated sooner pursuant to Section 8.02, together with accrued but unpaid interest, fees and all other sums with respect thereto. (b) The Borrowers shall repay each Incremental Term Loan on the Incremental Term Loan Maturity Date of the applicable Incremental Term Loan Facility, unless accelerated sooner pursuant to Section 8.02, together with accrued but unpaid interest, fees and all other sums with respect thereto.

40 2.09 Interest. (a) Applicable Interest. Subject to the provisions of subsection (b) below, (i) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin for the Facility under which such Loan was made; (ii) ) each Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Daily Simple SOFR plus the Applicable Margin for the Facility under which such Loan was made; and (iii) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Margin for the Facility under which such Loan was made. (b) Default Interest. If any amount payable by any Credit Party under any Loan Document is not paid when due (after taking into account any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Law. Furthermore, upon the written request of the Required Lenders, while any Event of Default exists, the Borrowers shall pay interest on the Outstanding Amounts of all Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payment Date. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. 2.10 Fees. (a) [Intentionally Omitted]. (b) Other Fees. Each Credit Party shall pay or cause to be paid to each Agent and each Lender, in Dollars, such fees as shall have been separately agreed upon by such Credit Party in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever, absent manifest error. 2.11 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR), shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest, including those with respect to Daily SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more

41 fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.12 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 10.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender to the Borrowers made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note (or notes, as applicable), which shall evidence such Lender’s Loans to the Borrowers in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) [intentionally omitted]. 2.13 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, in each case, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) Subject to the definition of “Interest Period,” if any payment to be made by a Credit Party shall come due on a date other than a Business Day, such due date shall be extended to the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (c) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans or Daily SOFR Loans, prior to 1:00 p.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has

42 made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans or Daily SOFR Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans, in each case, as applicable. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by such Borrower shall be without prejudice to any claim any Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrowers have not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand, but in no event later than two (2) Business Days thereafter, the Rescindable Amount so distributed to such Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation A notice of the Administrative Agent to any Lender or the Parent Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error. (d) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

43 (e) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Initial Term Loans are several and not joint. The failure of any applicable Lender to make any Initial Term Loan shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Initial Term Loan. (f) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. 2.14 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.14 shall not be construed to apply to (x) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or Disqualified Institution), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to any Credit Party or any Subsidiary (as to which the provisions of this Section 2.14 shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Laws, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.

44 2.15 [Intentionally Omitted]. 2.16 Increase in Initial Term Loan Commitments; Addition of Incremental Term Loan Facilities. (a) Request for Increase. At any time prior to the then applicable Maturity Date, the Borrowers shall have the right to increase the aggregate amount of the Facilities to an amount not exceeding $1,000,000,000 by requesting an increase in the Initial Term Loan Facility (each such increase, an “Incremental Initial Term Loan Increase”), or adding one or more new (or increasing existing) tranches of term loans (each an “Incremental Term Loan Facility”; each Incremental Term Loan Facility and each Incremental Initial Term Loan Increase are collectively referred to as “Incremental Facilities”); provided that (i) immediately before and after giving effect to such Incremental Facility and the use of proceeds, no Default or Event of Default under the Loan Documents shall exist and be continuing, (ii) each increase must be in a minimum amount of $10,000,000 and in integral multiples of $5,000,000 in excess thereof (or such other amounts as are agreed to by the Parent Borrower and the Administrative Agent), (iii) except in the case of a newly established Incremental Term Loan Facility, each such Incremental Facility (including any existing Incremental Term Loan Facility) shall be on the same terms as the Facility being increased, (iv) all incremental commitments and loans provided as part of a newly established Incremental Term Loan Facility shall be on terms agreed to by the Parent Borrower and the Lenders providing such Incremental Term Loan Facility; provided, that if the terms of such Incremental Term Loan Facility (other than final maturity) are not the same as the terms of a then existing Incremental Term Loan Facility, the operational, technical and administrative provisions of such new Incremental Term Loan Facility (including currency options) shall be on terms reasonably acceptable to the Administrative Agent and (v) the conditions to the making of a Credit Extension set forth in Section 4.02 (other than Section 4.02(c)) shall be satisfied or waived. The Borrowers may approach any Lender or any Person that meets the requirements to be an Eligible Assignee to provide all or a portion of an Incremental Facility; provided that (x) any Lender offered or approached to provide all or a portion of the requested increase may elect or decline, in its sole discretion, to provide all or a portion of such increase, and (y) the Borrowers shall not be obligated to offer any existing Lender the opportunity to provide any portion of a requested increase. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the Lenders and other Persons to be approached and the time period within which each such Lender and other Person is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to such Lender or Person). (b) Lender Elections to Increase. Each Lender and other Person approached to provide all or a portion of such increase shall notify the Administrative Agent within the time period for response described in Section 2.16(a) whether or not it agrees to participate in the requested Incremental Facility and, if so, whether by an amount equal to, greater than, or less than the portion of the requested Incremental Facility offered to it. Any such Lender not responding within such time period shall be deemed to have declined to participate in the requested Incremental Facility. Any Person providing any portion of the requested increase that is not an existing Lender shall become a Lender pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel (a “New Lender Joinder Agreement”). The Administrative Agent shall notify the Borrowers and each Lender of the responses to each request made hereunder. (c) Effective Date and Allocations. If the Commitments are increased or term loans shall be made under any Incremental Initial Term Loan Increase or Incremental Term Loan Facility, as applicable, in accordance with this Section 2.16, the Administrative Agent and the Parent Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Facility. The

45 Administrative Agent shall promptly notify the Parent Borrower and the applicable Lenders of the final allocation of such Incremental Facility and the Increase Effective Date. (d) Conditions to Effectiveness of Incremental Facility. As conditions precedent to the effectiveness of each Incremental Facility, each of the following requirements shall be satisfied on or prior to the applicable Increase Effective Date: (i) the Administrative Agent shall have received (x) a New Lender Joinder Agreement duly executed by the Borrowers and each Eligible Assignee, if any, that is becoming a Lender in connection with such Incremental Facility, which New Lender Joinder Agreement shall, in order to become effective, be acknowledged and consented to in writing by the Administrative Agent and (y) written confirmation from each existing Lender, if any, participating in such Incremental Facility of the amount of the term loan to be made by such Lender; (ii) each of the Borrowers shall have delivered to the Administrative Agent a certificate of such Borrower dated as of the Increase Effective Date signed by a Responsible Officer of such Borrower: (A) either (1) certifying and attaching the resolutions adopted by each Credit Party approving or consenting to such Incremental Facility or (2) certifying that, as of such Increase Effective Date, the resolutions delivered to the Administrative Agent and the Lenders on the Closing Date (which resolutions include approval to increase the aggregate principal amount of all commitments and outstanding loans under this Agreement to an amount at least equal to $1,000,000,000) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption; and (B) certifying that, before and after giving pro forma effect to such Incremental Facility (including, all Credit Extensions to occur on such Increase Effective Date and the use of proceeds thereof), (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on such Increase Effective Date (except to the extent such representations and warranties relate to an earlier date or given period (in which case such representations and warranties shall have been true and correct in all material respects as of such respective date or for such respective period, as the case may be (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) and except that for purposes of this Section 2.16, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively and (2) no Default exists or would result therefrom; (iii) on or prior to each Increase Effective Date, the Borrowers shall pay to the Agents and to the Lenders providing the related Incremental Facility such fees as are payable to such Persons in connection with such Incremental Facility pursuant to the Fee Letters and as otherwise agreed to by the relevant parties in connection with such Incremental Facility; (iv) if requested by a new Lender participating in such Incremental Facility, the Borrowers shall provide a promissory note payable to such new Lender in form substantially similar to the Notes, which shall then be considered a Note hereunder; (v) if requested by the Administrative Agent, the Administrative Agent shall have received a favorable opinion of counsel (which counsel shall be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent and each Lender, as to such

46 customary matters concerning the Incremental Facility as the Administrative Agent may reasonably request; (vi) if reasonably requested by any Lender at least ten (10) Business Days prior to the applicable Increase Effective Date, the Parent Borrower shall have provided (or cause to have been provided) to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act, the Canadian AML Acts and the Beneficial Ownership Regulation, in each case at least five (five) Business Days prior to such effectiveness date; and (vii) the Borrowers shall have delivered or caused to be delivered such other assurances, certificates, documents, consents or opinions as the Administrative Agent, any of Lenders or other Eligible Assignees participating in such Incremental Facility, reasonably may require. (e) Settlement Procedures; Funding of new Loans. On each Increase Effective Date, promptly following fulfillment of the conditions set forth in Section 2.16(d), the Administrative Agent shall notify the Lenders (which notification may be made through an updated Schedule 2.01 made available to the Lenders) of the occurrence of the Incremental Facility effected on such Increase Effective Date and, in the case of an Incremental Initial Term Loan Increase, the amount of the Commitments or applicable Term Facility and the Applicable Percentage of each Lender as a result thereof, and in the case of an Incremental Term Loan Facility, the allocated portion and applicable percentage of each Lender participating in such Incremental Term Loan Facility, and each such participating Lender shall make a term loan to the Borrowers equal to its allocated portion of such Incremental Term Loan Facility. (f) Amendments. If any amendment to this Agreement is reasonably requested to give effect to or to evidence any addition of Incremental Facilities pursuant to and in accordance with this Section 2.16, then such amendment shall be effective if executed by the Credit Parties, each Lender providing such Incremental Facility and the Administrative Agent. (g) Conflicting Provisions. This Section 2.16 shall supersede any provisions in Sections 2.14 or 10.01 to the contrary. 2.17 [Intentionally Omitted]. 2.18 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent

47 as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Parent Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Parent Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (b) Defaulting Lender Cure. If the Parent Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages of each Class of Loans, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. 2.19 Joint and Several Liability. (a) Each Borrower is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them. (b) Each Borrower hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower with respect to the payment and performance of all of the Obligations arising under this Agreement and the other Loan Documents, it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.

48 (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, each other Borrower will make such payment with respect to, or perform, such obligation. (d) The obligations of each Borrower under the provisions of this Section 2.19 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever. (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement) or of any demand for any payment under this Agreement (except to the extent demand is expressly required to be given pursuant to the terms of this Agreement), notice of any action at any time taken or omitted by the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with Applicable Laws or regulations thereunder which might, but for the provisions of this Section 2.19, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.19, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.19 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 2.19 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender. (f) The provisions of this Section 2.19 are made for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any Borrower as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against each other Borrower or to exhaust any remedies available to it against each other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 2.19 shall remain in effect until all of the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 2.19 will forthwith be reinstated and in effect as though such payment had not been made.

49 (g) The Borrowers hereby agree as among themselves that, in connection with payments made hereunder, each such Person shall have a right of contribution from each other Borrower in accordance with Applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the Commitments relating thereto shall have expired or been terminated, and none of the Borrowers shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the Commitments relating thereto shall have expired or been terminated. 2.20 Appointment of Parent Borrower as Agent for Credit Parties. Each of the Credit Parties hereby appoints the Parent Borrower to act as its agent for all purposes under this Agreement and the other Loan Documents (including, without limitation, with respect to all matters related to Borrowings and the repayment of Loans as described in Article II hereof). Each of the Credit Parties acknowledges and agrees that (a) the Parent Borrower may execute such documents as agent on behalf of such Credit Party (whether as Borrower or Guarantor) as the Parent Borrower deems appropriate in its reasonable discretion and each Credit Party shall be bound by and obligated by all of the terms of any such document executed by the Parent Borrower as agent on its behalf, (b) any notice or other communication delivered by the Administrative Agent and any Lender hereunder to the Parent Borrower shall be deemed to have been delivered to each of the Credit Parties and (c) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any document or agreement executed by the Parent Borrower as agent on behalf of the Credit Parties (or any of them). The Borrowers shall act through the Parent Borrower (acting as agent for the Borrowers) for all purposes under this Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, to the extent any provision in this Agreement requires any Credit Party to interact in any manner with the Administrative Agent or the Lenders, such Credit Party may do so through the Parent Borrower (acting as agent for the Borrowers). ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

50 (c) Payment of Other Taxes by Credit Parties. The Borrowers shall and shall cause the Credit Parties to timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Credit Parties. Each Borrower and each Credit Party that is a party hereto shall indemnify each Recipient, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Credit Party to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e). (f) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Credit Party to a Governmental Authority, the Parent Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Recipients; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Parent Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable

51 judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person: (A) any Recipient that is a U.S. Person shall deliver to the Parent Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; and (B) each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) duly completed and executed copies of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the REIT Guarantor or any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W- 9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance

52 Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Parent Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Parent Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Parent Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Administrative Agent as may be necessary for the Credit Parties and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Parent Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Credit Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Recipient, agree to repay the amount paid over to the Parent Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable Recipient be required to pay any amount to the any Credit Party pursuant to this clause (h) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise

53 imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to Term SOFR, Daily Simple SOFR, or SOFR, or to determine or charge interest rates based upon Term SOFR, Daily Simple SOFR, or SOFR then, upon notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to make or maintain Daily SOFR Loans or to make or continue Term SOFR Loans or to convert Base Rate Loans or Daily SOFR Loans to Term SOFR Loans or Base Rate Loans or Term SOFR Loans to Daily SOFR Loans shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Loans and Daily SOFR Loans or convert all such Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term SOFR Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) Temporary Inability to Determine Rates. If in connection with any request for a Term SOFR Loan, a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Term SOFR Loans or at any time with respect to a Daily SOFR Loan, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that Daily Simple SOFR or SOFR cannot be determined pursuant to the definition thereof or that Term SOFR cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period, in each case, other than due to a Benchmark Transition Event, or (ii) the Administrative Agent or the Required Lenders determine for any reason that Daily Simple SOFR with respect to a Loan or Term SOFR with respect to a proposed Loan for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans, or to convert Base Rate Loans or Term SOFR Loans to Daily SOFR Loans or to convert Base Rate Loans or Daily SOFR Loans to

54 Term SOFR Loans, shall be suspended in each case to the extent of the affected interest rate or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of or conversion to Daily SOFR Loans or a Borrowing of, conversion to, or continuation of Term SOFR Loans to the extent of the affected Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans of the amount specified therein, and (ii) (A) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period and (B) any Daily SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately. (b) Permanent Inability to Determine Rate. If the Administrative Agent determines (which determination shall be conclusive and binding on the Borrower) that Term SOFR or SOFR cannot be determined pursuant to the definition thereof as a result of a Benchmark Transition Event, the Administrative Agent will promptly so notify the Borrower and each Lender, and the provisions of Section 3.07 of this Credit Agreement shall be applicable. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any applicable interbank market any other condition, cost or expense affecting this Agreement, Term SOFR Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender such

55 additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. The Borrowers shall not be required to pay such additional amounts unless such amounts are the result of requirements imposed generally on lenders similar to such Lender and not the result of some specific reserve or similar requirement imposed on such Lender as a result of such Lender’s special circumstances. (c) Certificates for Reimbursement. A certificate of a Lender setting forth in reasonable detail the basis for and calculation of the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Parent Borrower, in detail sufficient to enable the Borrowers to verify the computation thereof, shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Any amounts requested to be payable pursuant to this Section 3.04 shall be requested in good faith (and not on an arbitrary and capricious basis) and after consideration of factors as such Lender then reasonably determines to be relevant. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (other than loss of anticipated profits) incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Term SOFR Loan on a day other than the last day of any Interest Period for such Loan, if applicable (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Term SOFR Loan on the date or in the amount notified by the Parent Borrower; or (c) any assignment of any Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of an assignment required by the Parent Borrower pursuant to Section 10.13; including any foreign exchange loss and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Term SOFR Loan by a matching deposit or other borrowing in the interbank market for such currency for a comparable amount and for a comparable period, whether or not such Loan was in fact so funded.

56 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Parent Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if a Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrowers may replace such Lender in accordance with Section 10.13. 3.07 Benchmark Replacement Setting (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any swap agreement shall be deemed not to be a “Loan Document” for purposes of this Section 3.07), upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Parent Borrower may amend this Credit Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has provided notice thereof to the Parent Borrower and each Lender, so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.07(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of SOFR or any future Benchmark), the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Parent Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Conforming Changes, (iv) the commencement or conclusion of any Benchmark Unavailability Period and (v) of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.07(d). Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.07, including, without

57 limitation, any determination with respect to a tenor, rate or adjustment or implementation of any Conforming Changes, the timing of implementation of any Benchmark Replacement, or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Credit Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.07. (d) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark includes a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will be no longer representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time shall be deemed to have been modified to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will no longer be representative or incompliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Parent Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Parent Borrower may revoke any request for Loans utilizing the then-current Benchmark (including, if the then-current Benchmark is SOFR)) of, conversion to or continuation of Loans utilizing the then-current Benchmark (including, if the then-current Benchmark is SOFR) to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. Any outstanding affected Loans bearing interest at the then-current Benchmark shall be converted to Base Rate Loans immediately or, with respect to Term SOFR Loans, at the end of the then-current Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark, SOFR or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (f) Certain Defined Terms. As used in this Section 3.07: “Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Parent Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment; provided that, in each case, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark

58 Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Parent Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non- alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark or any published component used in the calculation thereof: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of

59 such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.07 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.07. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Term SOFR, then two (2) SOFR Business Days prior to (i) if the date of such setting is a SOFR Business Day, such date or (ii) if the date of such setting is not a SOFR Business Day, the SOFR Business Day immediately preceding such date and (b) if such Benchmark is not Term SOFR, then the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes.

60 “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. 3.08 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions to Effectiveness and Initial Credit Extension. The effectiveness of this Agreement and the obligation of each Lender to make its initial Credit Extension hereunder are subject to satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies or electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party (to the extent applicable), each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent: (i) executed counterparts of this Agreement, executed and delivered by the Administrative Agent, the Borrowers, the Guarantors and each Lender listed on Schedule 2.01; (ii) an Initial Term Loan Note, executed by the Borrowers in favor of each applicable Lender requesting such Note; (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Credit Party is a party; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and that each Credit Party is validly existing, in good standing and qualified to engage in business in its state of organization; (v) favorable opinions of (A) Sherry Meyerhoff Hanson & Crance LLP, counsel for the Credit Parties, (B) O'Halloran Ryan PLLC, special New York counsel for the Credit Parties, and (C) Venable LLP, special Maryland counsel for the REIT Guarantor, in each case, addressed to the Administrative Agent and each Lender, as to such matters concerning the Credit Parties and the Loan Documents as the Administrative Agent may reasonably request;

61 (vi) a certificate signed by a Responsible Officer of the REIT Guarantor certifying (A) that the conditions specified in Section 4.02 have been satisfied; (B) that no action, suit, investigation or proceeding is pending or, to the knowledge of any Credit Party, is threatened in any court or before any arbitrator or governmental authority related to the Facilities or that would reasonably be expected to have a Material Adverse Effect; (C) that there has not occurred since the date of the Audited Financial Statements, any event or condition that has had, or would reasonably be expected, either individually or in the aggregate, to have, a Material Adverse Effect and (D) the current Debt Ratings; (vii) a certificate, substantially in the form of Exhibit E or otherwise satisfactory to the Administrative Agent, signed by a Responsible Officer of the Parent Borrower or the REIT Guarantor and evidencing that, as of the date of the Closing Date, the Credit Parties are in pro forma compliance with the financial covenants contained in Section 7.10, and including a schedule of Unencumbered Properties, all in form and detail reasonably satisfactory to the Administrative Agent (such certificate, the “Pro Forma Closing Date Compliance Certificate”); (viii) a certificate signed by a Responsible Officer of each Credit Party certifying that no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Credit Parties of this Agreement or any other Loan Document, except for such approvals, consents, exemptions, authorizations or other actions or notices or filings which have already been completed or obtained; (ix) the financial statements referenced in Sections 5.05(a) and (b); and (x) such other documents, instruments, agreements or information as the Administrative Agent reasonably may reasonably request. (b) Any fees required to be paid by any Credit Party on or prior to the Closing Date pursuant to the Loan Documents and all expenses required to be reimbursed by any Credit Party on or prior to the Closing Date pursuant to the Loan Documents shall have been paid, provided that invoices for such expenses have been presented to the Parent Borrower a reasonable period of time (and in any event not less than one (1) Business Day) prior to the Closing Date (including, unless waived by the Administrative Agent, all reasonable, documented, out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent), plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent)). (c) Upon the reasonable request of any Lender made at least ten (10) Business Days prior to the Closing Date, the Credit Parties shall have provided to such Lender, and such lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and regulations implemented by the US Treasury’s Financial Crimes Enforcement Network under the Bank Secrecy Act, the Beneficial Ownership Regulation and, to the extent required, applicable Canadian Laws, in each case at least five (5) Business Days prior to the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, (i) this

62 Agreement and each other document to which it is a party or which it has reviewed or (ii) any other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to another Type, or a continuation of Term SOFR Loans) is subject to the following conditions precedent: (a) The representations and warranties of the Credit Parties contained in Article V and the other Loan Documents, or which are contained in any document required to be furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01. (b) No Default shall exist on the date of such Credit Extension, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) Except with respect to the Initial Term Loan Borrowing on the Closing Date, the Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to another Type, or a continuation of Term SOFR Loans) submitted by one or more Borrowers shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Credit Party represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Credit Party and its Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified to do business and in good standing under the

63 Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; except in each case referred to in clause (a) (solely as to Subsidiaries that are not Credit Parties), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Credit Party of each Loan Document to which it is a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of such Credit Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Credit Party is party or affecting such Credit Party or the properties of such Credit Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Credit Party or its property is subject; or (c) violate any Law; except in each case referred to in clause (b) or (c), as contemplated hereunder or to the extent such conflict, breach, contravention or violation, or creation of any such Lien or required payment could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Credit Parties of this Agreement or any other Loan Document, except for such approvals, consents, exemptions, authorizations or other actions or notices or filings which have already been completed or obtained. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Credit Parties party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Credit Parties party thereto, enforceable against such Credit Parties in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and equitable principles relating to enforceability. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and its results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other material liabilities, direct or contingent, of the Consolidated Group as of the date thereof, including liabilities for taxes, material commitments and material Indebtedness, in each case, to the extent required by GAAP. (b) The unaudited consolidated balance sheet of the Consolidated Group and the related consolidated statements of income or operations, shareholders’ equity and cash flows of the Consolidated Group, in each case, as of March 31, 2025 for the three-month period ended on such date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise

64 expressly noted therein or as otherwise permitted pursuant to Section 1.03, (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and its results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments and (iii) show all material indebtedness and other material liabilities, direct or contingent, of the Consolidated Group as of the date thereof, including liabilities for taxes, material commitments and material Indebtedness, in each case, to the extent required by GAAP. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims, investigations or disputes pending or, to the knowledge of the Credit Parties, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against a Credit Party or any Subsidiary or against any of their properties or revenues that (a) affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby and (i) would materially and adversely affect the transactions set forth in the Loan Documents or otherwise contemplated hereby or (ii) contests in any manner the validity or enforceability of any material provision of any Loan Document, or (b) as to which there is a reasonable possibility of an adverse determination, and, if so adversely determined, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property and Valid Leasehold Interests; Liens. (a) Each of the Credit Parties and each of their Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title or valid leasehold interests as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The Unencumbered Properties, the Equity Interests in any Direct Owner of an Unencumbered Property or in any Indirect Owner of a Direct Owner thereof and the right to any income from any of the foregoing are subject to no Liens, other than Liens expressly permitted under Section 7.01. 5.09 Environmental Compliance. Except as could not reasonably be expected to have a Material Adverse Effect: (a) To the knowledge of the Responsible Officers of the Credit Parties, each of the facilities and real properties owned, leased or operated by the Consolidated Parties (the “Sabra Facilities”) and all operations with respect to each of the Sabra Facilities are in compliance with all applicable Environmental Laws in all material respects and there are no conditions relating to the Sabra Facilities or the businesses of the Consolidated Parties that are likely to give rise to liability under any applicable Environmental Laws.

65 (b) To the knowledge of the Responsible Officers of the Credit Parties, none of the Sabra Facilities contains, or has previously contained, any Hazardous Substances at, on or under such property in amounts or concentrations that constitutes a violation of, or could give rise to liability under, applicable Environmental Laws. (c) To the knowledge of the Responsible Officers of the Credit Parties, no Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Sabra Facilities or the businesses of the Consolidated Parties, nor does any Responsible Officer of any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened. (d) To the knowledge of the Responsible Officers of the Credit Parties, Hazardous Substances have not been transported or disposed of at the Sabra Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities, in each case by or on behalf of any of the Consolidated Parties, in violation of, or in a manner that is likely to give rise to liability under, any applicable Environmental Law. (e) To the knowledge of the Responsible Officers of the Credit Parties, no judicial proceeding or governmental or administrative action is pending or threatened, under any Environmental Law which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Consolidated Party, the Sabra Facilities or the businesses of the Consolidated Parties. 5.10 Insurance. The Credit Parties and their Subsidiaries maintain or require the tenants or managers of their owned properties to maintain insurance that complies with the requirements of Section 6.07. 5.11 Taxes. The Credit Parties and their Subsidiaries have filed all federal and state income tax returns and all other material tax returns and reports required to be filed, and have paid all federal and state income taxes and all other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves with respect thereto, to the extent required by GAAP, are maintained on the books of the applicable Person, or except in the case of Immaterial Subsidiaries where the failure to take any of the foregoing actions could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Credit Parties, there is no proposed tax assessment against any Credit Party or any Subsidiary that would, if made, have a Material Adverse Effect. 5.12 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such

66 a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Credit Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The REIT Guarantor and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. (b) There are no pending or, to the knowledge of the Credit Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules under ERISA with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the REIT Guarantor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the REIT Guarantor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the REIT Guarantor nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. (d) Each Canadian Pension Plan is in compliance in all material respects with the applicable provisions of all Laws. Each Canadian Pension Plan has received a confirmation of registration from the Canada Revenue Agency and, to the knowledge of the Credit Parties, nothing has occurred which would prevent, or cause the loss of, such registration. Each Credit Party and each Subsidiary have made all required contributions to each Canadian Pension Plan. (e) There are no pending or, to the knowledge of the Credit Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Canadian Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no violation of fiduciary duty with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (f) No Credit Party or any Subsidiary maintains, contributes to, or has any liability or contingent liability in respect of a Canadian Defined Benefit Pension Plan. (g) As of the Closing Date each Credit Party and Subsidiary is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA. 5.13 Margin Regulations; Investment Company Act; REIT Status. (a) No Credit Party is engaged nor will any Credit Party engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of

67 Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Credit Extension have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of Regulation U issued by the FRB. (b) None of the Credit Parties (i) is or is required to be registered as an “investment company” under the Investment Company Act of 1940 or (ii) is subject to regulation under any other Law which limits its ability to incur the Obligations. (c) The REIT Guarantor is taxed as a “real estate investment trust” within the meaning of Sections 856 through 860 of the Code and each of the other Credit Parties are Qualified REIT Subsidiaries. 5.14 Disclosure. (a) No report, financial statement, certificate or other information furnished in writing by or on behalf of any Credit Party or any Subsidiary to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Credit Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. (b) As of the Closing Date, the information provided pursuant to Section 4.01(c) in connection with the Beneficial Ownership Regulation, if applicable, is true and correct in all respects. 5.15 Compliance with Laws. Each of the Credit Parties and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.16 Sanctions, Anti-Corruption, etc.. (a) Neither any Credit Party, nor any of its Subsidiaries, nor, to the knowledge of any Credit Party and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (c) located, organized or resident in a Designated Jurisdiction. The Credit Parties and their Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have implemented and maintain in effect policies and procedures designed to ensure compliance with such Sanctions. (b) Neither any Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.) (the “Trading with the Enemy Act”), as amended. Neither any Credit Party nor any of its Subsidiaries is in violation of (i) the Trading with the Enemy Act, as amended, (ii) any of the

68 foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (iii) the Patriot Act or the Canadian AML Acts or (iv) the Laws of any applicable jurisdiction related to bribery or anti-corruption. (c) The Credit Parties and their respective Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and all applicable anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with all such anti- corruption laws. 5.17 Use of Proceeds. The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 6.11. No proceeds of the Loans hereunder will be used for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders (or other equity owners), as appropriate, of such other Person has approved such acquisition. 5.18 Solvency. Immediately after giving effect to the initial Credit Extensions made on the Closing Date, (a) the fair value of the assets of the Credit Parties, taken as a whole, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Credit Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and mature; and (c) no Credit Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date. 5.19 Credit Parties; Taxpayer Identification Numbers. Set forth on Schedule 5.19 is a complete and accurate list of all Credit Parties as of the Closing Date showing (as of the Closing Date) the jurisdiction of its incorporation or organization, the type of organization it is and its true and correct U.S. taxpayer identification number, if any. 5.20 Unencumbered Properties. Each Property identified by the Borrower as an Unencumbered Property in the most-recent Compliance Certificate delivered to the Administrative Agent hereunder satisfies the criteria set forth in the definition of Unencumbered Property Criteria. 5.21 Affected Financial Institution. No Borrower or Guarantor is an Affected Financial Institution. 5.22 Covered Entities. No Borrower or Guarantor is a Covered Entity. 5.23 Outbound Investment Rules.

69 No Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Parent Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied, each Credit Party shall, and shall cause each of its Subsidiaries to (except, solely in the case of the covenants set forth in Sections 6.01, 6.02, 6.03, and 6.14, the REIT Guarantor and the Borrowers shall): 6.01 Financial Statements. Deliver to the Administrative Agent (for distribution to each Lender): (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the REIT Guarantor (commencing with the fiscal year ended December 31, 2025), a consolidated balance sheet of the Consolidated Group as at the end of such fiscal year, and the related consolidated statements of income or operations, equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable securities laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (provided that to the extent the components of such consolidated financial statements relating to a prior fiscal period are separately audited by different independent public accounting firms, the audit report of any such accounting firm may contain a qualification or exception as to scope of such consolidated financial statements as they relate to such components); and (b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the REIT Guarantor (commencing with the fiscal quarter ending June 30, 2025), an unaudited consolidated balance sheet of the Consolidated Group as at the end of such fiscal quarter, and the related unaudited consolidated statements of income or operations for such fiscal quarter and for the portion of the REIT Guarantor’s fiscal year then ended, and the related unaudited statements of stockholders’ equity and cash flows for the portion of the REIT Guarantor’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, as applicable, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of the REIT Guarantor as fairly presenting in all material respects the financial condition, results of operations, equity and cash flows of the Consolidated Group in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

70 (c) within ninety (90) days after the end of each fiscal year of the REIT Guarantor, beginning with the fiscal year ended December 31, 2025, an annual operating forecast of the REIT Guarantor containing, among other things, pro forma financial statements for the then current fiscal year, prepared in a manner and in such form as is reasonably acceptable to the Administrative Agent. As to any information contained in materials furnished pursuant to Section 6.02(c), the Credit Parties shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Credit Parties to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent (for distribution to each Lender): (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the quarter ended June 30, 2025), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent Borrower or the REIT Guarantor, in form and detail reasonably satisfactory to the Administrative Agent, including a calculation of Unencumbered Asset Value as of the last day of the fiscal period covered by such Compliance Certificate, and a schedule of Unencumbered Properties and attaching thereto copies of any modifications, amendments or supplements to the Organization Documents of the REIT Guarantor, Intermediate Subsidiary Guarantors, if any, and any Borrower that shall have become effective during the fiscal quarter covered by such Compliance Certificate (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after any request by the Administrative Agent, copies of any management letters submitted to the board of directors (or the audit committee of the board of directors) of the REIT Guarantor by independent accountants in connection with an audit of the accounts of the REIT Guarantor; (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the REIT Guarantor, and copies of all annual, regular, periodic and special reports and registration statements that the REIT Guarantor may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly, and in any event within five (5) Business Days after receipt thereof by the REIT Guarantor or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation by such agency regarding financial or other operational results of the REIT Guarantor or any Subsidiary thereof; (e) promptly, such additional information regarding the business, financial or corporate affairs of the REIT Guarantor or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request; and (f) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent, or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, the Canadian AML Acts and the Beneficial Ownership Regulation.

71 Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the REIT Guarantor posts such documents, or provides a link thereto, on the REIT Guarantor’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the REIT Guarantor’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Parent Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Parent Borrower shall notify the Administrative Agent (by telecopier or electronic mail), which shall notify each Lender, of the posting of any such documents and, upon request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Credit Parties hereby acknowledge that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel that do not wish to receive material non-public information with respect to the Credit Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Credit Parties hereby agree that so long as any Credit Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Credit Parties shall be deemed to have authorized the Administrative Agent, the Arrangers, and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Credit Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07) (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” or that are marked “PRIVATE” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Credit Parties shall be under no obligation to mark any Borrower Materials “PUBLIC.” 6.03 Notices. Promptly following knowledge thereof by any Responsible Officer of any Credit Party, notify the Administrative Agent (which shall notify each Lender) of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

72 (c) the information described in Section 6.13 at the times required therein; (d) (i) any material change in accounting policies or financial reporting practices by the REIT Guarantor or any Subsidiary or (ii) any Person or group of Persons (other than a Consolidated Party) becoming the beneficial owner of twenty-five percent (25%) or more of the Equity Interests in any Credit Party; and (e) any announcement by Moody’s, S&P or Fitch of any change or possible adverse change in a Debt Rating. Each notice pursuant to this Section 6.03 (other than Section 6.03(e)) shall be accompanied by a statement of a Responsible Officer of the Parent Borrower or the REIT Guarantor setting forth details of the occurrence referred to therein and stating what action the Credit Parties have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Taxes. Pay and discharge as the same shall become due and payable, all of its material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves with respect thereto, to the extent required by GAAP, are maintained on the books of the applicable Person, in each case in this Section 6.04 except in the case of an Immaterial Subsidiary where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.05 Preservation of Existence, Etc.. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction not prohibited by Section 7.04, or to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. Maintain, preserve and protect (or caused to be maintained, preserved and protected) all of its Unencumbered Properties and all other material property and equipment necessary in the operation of its business in good working order and condition, in each case, in a manner consistent in all material respects with how such Person maintained its Unencumbered Properties and other material property on the Closing Date, ordinary wear and tear excepted. 6.07 Maintenance of Insurance. Maintain or use reasonable efforts to cause the tenants under all leases to which it is a party as landlord or the manager of its properties to maintain insurance with respect to its owned properties and

73 business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which insurance, in the case of the Credit Parties and their Subsidiaries, shall be, to the Borrowers’ knowledge, with financially sound and reputable insurance companies (or to the extent approved by the Administrative Agent in writing, any captive insurance subsidiary that is included as part of a system or systems of self-insurance and reinsurance that accords with the practice of similar businesses). 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees (including, without limitation, building and zoning laws and all Environmental Laws) applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity in all material respects with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Credit Party or Subsidiary, as the case may be. 6.10 Inspection Rights. Subject to (x) rights of tenants, (y) applicable health and safety laws, and (z) except to the extent disclosure could reasonably be expected to contravene attorney client privilege or similar protection or violate any confidentiality or privacy obligation or otherwise contravene Applicable Law, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided that the Credit Parties shall have the right to participate in any such discussions), all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Parent Borrower; provided, however, that (i) absent an Event of Default, the Credit Parties shall only be required to pay for one such visit and inspection in any twelve (12) month period and (ii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice. If requested by the Administrative Agent, the applicable Credit Party shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of such Credit Party with its accountants. 6.11 Use of Proceeds. Use the proceeds of any Credit Extension to refinance existing indebtedness and for general corporate purposes not in contravention of any Applicable Law or of any Loan Document, including, but not limited to the acquisition of Healthcare Facilities or companies owning Healthcare Facilities, funding working capital, dividends and capital expenditures. 6.12 REIT Status; Stock Exchange Status.

74 Operate their respective businesses at all times so as to satisfy all requirements necessary for the REIT Guarantor to qualify as a REIT under Sections 856 through 860 of the Code and (ii) maintain the REIT Guarantor’s qualification as a REIT under Sections 856 through 860 of the Code. The REIT Guarantor will maintain adequate records so as to comply with all record-keeping requirements relating to its qualification as a REIT as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. In addition, the REIT Guarantor shall remain publicly traded with securities listed on the New York Stock Exchange or the NASDAQ Stock Market. 6.13 Employee Benefits. Comply with the applicable provisions of ERISA and the Code with respect to each Plan, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and (b) furnish to the Administrative Agent (x) within five (5) Business Days after any Responsible Officer of the REIT Guarantor or any ERISA Affiliate knows or has reason to know that an ERISA Event has occurred that, alone or together with any other ERISA Event, could reasonably be expected to result in liability of the REIT Guarantor or any of its ERISA Affiliates in an aggregate amount exceeding $50,000,000 or the imposition of a Lien, a statement setting forth details as to such ERISA Event and the action, if any, that the REIT Guarantor or ERISA Affiliate proposes to take with respect thereto, and (y) upon request by the Administrative Agent, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the REIT Guarantor or any ERISA Affiliate with the IRS with respect to each Pension Plan; (ii) the most recent actuarial valuation report for each Pension Plan; (iii) all notices received by the REIT Guarantor or any ERISA Affiliate from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan as the Administrative Agent shall reasonably request). 6.14 Additional Guarantors. (a) If any Domestic Subsidiary becomes a borrower or a guarantor of, or otherwise incurs a payment obligation in respect of, any Unsecured Debt or any Person becomes an Intermediate Subsidiary Guarantor (each such Domestic Subsidiary and Intermediate Subsidiary Guarantor being referred to as a “New Subsidiary Guarantor”), then: (i) within 30 days (or such longer period as the Administrative Agent shall agree) of such event, the Borrower shall: (A) notify the Administrative Agent in writing of such event and the name of such New Subsidiary Guarantor; (B) provide the Administrative Agent with the U.S. taxpayer identification for such New Subsidiary Guarantor; and (C) provide the Administrative Agent with any and all documentation and other information that the Administrative Agent, or any Lender through the Administrative Agent, reasonably requests in order to comply with its obligations under applicable “know your customer” and applicable anti-money laundering rules and regulations, including the Patriot Act, the Canadian AML Acts and the Beneficial Ownership Regulation; and (ii) within 45 days (or such longer period as the Administrative Agent shall agree) of such event, the Borrower shall:

75 (A) cause such New Subsidiary Guarantor to execute and deliver to the Administrative Agent a joinder agreement in substantially the form attached hereto as Exhibit G; and (B) deliver to the Administrative Agent (x) the items referenced in Sections 4.01(a)(iii) and (iv) with respect to such New Subsidiary Guarantor and (y) if requested by the Administrative Agent, favorable opinions of counsel (which counsel shall be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent and each Lender, as to such matters concerning such New Subsidiary Guarantor and the Loan Documents to which such New Subsidiary Guarantor is a party as the Administrative Agent may reasonably request all in form, content and scope reasonably satisfactory to the Administrative Agent. (b) Notwithstanding anything to the contrary contained in this Agreement: (i) In the event that the results of any such “know your customer” or similar investigation conducted by the Administrative Agent with respect to any New Subsidiary Guarantor are not reasonably satisfactory to the Administrative Agent, such New Subsidiary Guarantor, as applicable, shall not be permitted to become a Guarantor, and for the avoidance of doubt (a) no Default shall occur as a result thereof and (b) no Property owned or ground leased, directly or indirectly, by such New Subsidiary Guarantor, as the case may be, shall be included as an Unencumbered Property unless (x) such Property satisfies all of the Unencumbered Property Criteria (other than the criterion requiring such New Subsidiary Guarantor to be a Subsidiary Guarantor) and (y) the Administrative Agent provides its prior written consent; and (ii) If any Foreign Subsidiary provides a guaranty of any Sabra Senior Notes or otherwise is or becomes a borrower or a guarantor of, or otherwise incurs or has incurred a payment obligation in respect of, any Unsecured Debt of the REIT Guarantor or any Subsidiary thereof that is organized under the laws of any state within the United States (other than any Subsidiary of any other Subsidiary of the Parent Borrower that is organized under the laws of any jurisdiction other than a state within the United States), then the REIT Guarantor and the Parent Borrower shall cause each such Foreign Subsidiary to become a Subsidiary Guarantor hereunder through the procedures described above in this Section 6.14. 6.15 Environmental Matters. (a) (i) Comply, and use commercially reasonable efforts to cause all its lessees and other Persons operating or occupying its Properties to comply, with all applicable Environmental Laws, (ii) obtain and renew, or use commercially reasonable efforts to cause to be obtained and renewed, all environmental permits necessary for its operations and Properties and (iii) promptly take all actions necessary to prevent the imposition of any Liens on any of its Properties arising out of or related to any Environmental Laws, except, in the case of each of clause (i) through (iii), where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. (b) In respect of any Property, if any Credit Party or any Subsidiary of a Credit Party shall (i) receive notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Credit Party or Subsidiary alleging violations of any Environmental Law or requiring any such Person to take any action in connection with the release of any Hazardous Substance or (iii) receive any notice from a Governmental Authority or private party alleging

76 that any such Person may be liable or responsible for costs associated with a response to or cleanup of a release of a Hazardous Substance or any damages caused thereby, the applicable Person shall provide the Administrative Agent with a copy of such notice within ten (10) days after the receipt thereof by such Person, except, in the case of each of clause (i) through (iii), where any such notice relates to a potential or alleged violation that would not reasonably be expected to result in a Material Adverse Effect. 6.16 Further Assurances. Promptly upon written request by the Administrative Agent, to the extent not prohibited by Applicable Law or otherwise in contravention of the Credit Parties’ obligations under the Loan Documents, do, execute, acknowledge, deliver, register and re-register any and all such further acts, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to materially satisfy and carry out more effectively the purposes of the Loan Documents. 6.17 Compliance with Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, use its commercially reasonable efforts to enforce, in all respects, each such Material Contract in accordance with its terms, other than, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.18 Anti-Corruption. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions to the extent applicable to, and binding on, the Credit Parties and maintain policies and procedures designed to promote and achieve, in its reasonable judgment, compliance in all material respects with such laws. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied, each Credit Party shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien or Negative Pledge upon (i) any Unencumbered Property, (ii) the Equity Interests in any Direct Owner of an Unencumbered Property or in any Indirect Owner of a Direct Owner thereof or (iii) the right to any income from any of the foregoing other than the following: (a) Liens and Negative Pledges, if any, pursuant to any Loan Document;

77 (b) Liens for Taxes not yet due or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto, to the extent required by GAAP, are maintained on the books of the applicable Person; (c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto, to the extent required by GAAP, are maintained on the books of the applicable Person; (d) inchoate Liens arising in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, or to secure statutory obligations, other than any Lien imposed by ERISA; (e) the interests of lessees and lessors under leases or subleases (including Facility Leases) of, and the interest of managers or operators with respect to, real or personal property made in the ordinary course of business; (f) zoning restrictions, easements, rights-of-way, restrictions, title defects and other similar encumbrances affecting real property that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (g) any Negative Pledge permitted under Section 7.11; (h) pledges of membership or partnership interests in any Subsidiary organized in a Canadian province granted by a Credit Party in favor of a Borrower or Guarantor as security for an intercompany loan; and (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments. 7.02 Reserved. 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; and (b) other Indebtedness; provided that (i) at the time of the incurrence of such Indebtedness and after giving effect thereto (including any Liens associated therewith) no Event of Default has occurred and is continuing or would result therefrom, (ii) with respect to obligations of a Credit Party in respect of Swap Contracts, such Swap Contracts shall be entered into in order to manage existing or anticipated risk and not for speculative purposes and (iii) immediately after giving effect to the incurrence of such Indebtedness, the Credit Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.10 (in the case of Sections 7.10(c) and (f), on a Pro Forma Basis).

78 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) so long as no Event of Default exists or would result therefrom, any Subsidiary of any Borrower may merge or consolidate with (i) the REIT Guarantor or a Borrower, provided that the REIT Guarantor or such Borrower, as applicable, shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries of any Borrower, provided that if any Subsidiary Guarantor is merging or consolidating with another Subsidiary of a Borrower that is not a Subsidiary Guarantor, the Subsidiary Guarantor party to such merger or consolidation shall be the continuing or surviving Person; (b) so long as no Event of Default exists or would result therefrom, any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation, pursuant to a Division or otherwise) to a Borrower or another Subsidiary, provided that if the transferor in such a transaction is a Subsidiary Guarantor, then the transferee must be a Subsidiary Guarantor or a Borrower; and provided, further, that if any Subsidiary that is a limited liability company consummates a Division, each Division Successor must comply with the obligations set forth in Section 6.14; (c) any Subsidiary (other than a Borrower) may merge with or into, consolidate with or amalgamate with any Person in order to consummate an Investment permitted by Section 7.02 or a Disposition not prohibited by Section 7.05; (d) so long as no Event of Default exists or would result therefrom, any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Person other than a Borrower or another Subsidiary, provided that immediately upon giving effect to such Disposition, the Credit Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.10 (in the case of Sections 7.10(c) and (f), on a Pro Forma Basis); and provided, further, that if any Subsidiary that is a limited liability company consummates a Division, each Division Successor must comply with the obligations set forth in Section 6.14; and (e) any Subsidiaries may liquidate, wind-up or dissolve if the Parent Borrower determines in good faith that such liquidation, winding up or dissolution is in the best interests of the Credit Parties and is not materially disadvantageous to the Lenders. Notwithstanding anything to the contrary contained herein, in no event shall the REIT Guarantor, Intermediate Subsidiary Guarantors, or any Borrower be permitted to engage in any transaction pursuant to which it is reorganized or reincorporated in any jurisdiction other than a state of the United States or the District of Columbia. 7.05 Dispositions. Make any Disposition (whether in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) not otherwise permitted under Section 7.04, or, in the case of any Subsidiary of the REIT Guarantor, issue, sell or otherwise dispose of any of such Subsidiary’s Equity Interests to any Person, unless:

79 (a) no Event of Default has occurred and is continuing immediately before and after such Disposition; and (b) immediately upon giving effect to such Disposition, the Credit Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.10 (in the case of Sections 7.10(c) and (f), on a Pro Forma Basis). 7.06 Restricted Payments. Declare or make any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if any Event of Default shall have occurred and be continuing or would result therefrom; provided that: (a) each Subsidiary (other than the Parent Borrower) may declare and make Restricted Payments ratably to the holders of such Subsidiary’s Equity Interests according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) any Consolidated Party may declare and make Restricted Payments payable solely in the common stock or other common Equity Interests in such Person; and (c) so long as no Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing and would not result therefrom and none of the Obligations have been accelerated under Section 8.02, the Parent Borrower (and in turn the REIT Guarantor) may declare and make Restricted Payments in any fiscal year in an aggregate amount equal to the amount required to be paid by the REIT Guarantor to its equity holders in order for the REIT Guarantor to (x) maintain its REIT status and (y) avoid the payment of federal or state income or excise tax. 7.07 Change in Nature of Business. (a) Engage in any material line of business other than Permitted Businesses. (b) In the case of the REIT Guarantor, fail to carry on substantially all of its business through the Parent Borrower and the Parent Borrower’s Subsidiaries and cause the proceeds of all equity issuances and contributions from investors in the Parent Borrower to be funded solely to the Parent Borrower to fund the Borrowers’ and their respective Subsidiaries’ business activities, except for capital retained at the REIT Guarantor level to cover REIT Guarantor operating expenses. 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of a Credit Party, whether or not in the ordinary course of business, except (i) transactions on fair and reasonable terms substantially as favorable to the Credit Party or such Subsidiary as would be obtainable by the Credit Party or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate or (ii) payments of compensation, perquisites and fringe benefits arising out of any employment or consulting relationship in the ordinary course of business, (iii) payments of Restricted Payments permitted by this Agreement, (iv) Investments permitted by this Agreement, or (v) transactions between or among the REIT Guarantor, any Borrower, any Guarantor and any Wholly Owned Subsidiary of the Parent Borrower.

80 7.09 Sanctions; Anti-Money Laundering; Anti-Corruption. (a) Use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is known by the chief executive officer, chief financial officer or general counsel of the REIT Guarantor to be the subject of Sanctions, or in any other manner that will result in a violation of Sanctions by the REIT Guarantor or any of its Subsidiaries. (b) Knowingly engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated in any law, regulation or other binding measure by the Organisation for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering (solely to the extent such Organisation has jurisdiction over the Credit Parties and such law, regulation or other measure is applicable to, and binding on, the Credit Parties) or violate in any material respect these laws or any other applicable anti- money laundering law or knowingly engage in these actions. (c) Use the proceeds of any Credit Extension for any purpose which would breach in any material respect the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions to the extent applicable to, and binding on, the Credit Parties. 7.10 Financial Covenants. (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio to be greater than sixty percent (60%) as of the end of any fiscal quarter of the REIT Guarantor. Notwithstanding the foregoing, the Credit Parties shall be permitted to increase the maximum Consolidated Total Leverage Ratio to sixty five percent (65%) for any fiscal quarter in which a Significant Acquisition occurs and for the three consecutive full fiscal quarters immediately thereafter. (b) Consolidated Secured Debt Leverage Ratio. Permit the Consolidated Secured Debt Leverage Ratio to be greater than thirty-five percent (35%) as of the end of any fiscal quarter of the REIT Guarantor. (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.50 to 1.00 as of the end of any fiscal quarter of the REIT Guarantor. (d) Consolidated Unsecured Leverage Ratio. Permit the Consolidated Unsecured Leverage Ratio to be greater than sixty percent (60%) as of the end of any fiscal quarter of the REIT Guarantor. Notwithstanding the foregoing, the Credit Parties shall be permitted to increase the maximum Consolidated Unsecured Leverage Ratio to sixty five percent (65%) as of the end of any fiscal quarter in which a Significant Acquisition occurs and for the three consecutive full fiscal quarters immediately thereafter. (e) Consolidated Adjusted Net Worth. Permit the Consolidated Adjusted Net Worth to be, at any time, less than the sum of (i) amount equal to $3,036,984,750 plus (ii) an amount equal to 75% of the net proceeds received by the REIT Guarantor from any offerings of Equity Interests of the REIT Guarantor occurring after September 30, 2022 (other than (x) proceeds received or expected to be received within ninety (90) days before or after the redemption, retirement or repurchase of Equity Interests in the REIT Guarantor up to the amount paid by the REIT Guarantor in connection with such redemption, retirement or repurchase, in each case where, for the avoidance of doubt, the net effect is that the REIT Guarantor shall

81 not have increased its net worth as a result of any such proceeds less (y) the amount of any proceeds that were expected to be, but were not, received within 90 days after any such redemption, retirement or repurchase). (f) Consolidated Unsecured Interest Coverage Ratio. Permit the Consolidated Unsecured Interest Coverage Ratio to be less than 1.75 to 1.00 as of the end of any fiscal quarter of the REIT Guarantor. 7.11 Burdensome Agreements. Directly or indirectly, enter into any Contractual Obligation that prohibits, in whole or in part, (a) any Wholly Owned Subsidiary making Restricted Payments to a Borrower or any other Credit Party, (b) any Wholly Owned Subsidiary (other than an Excluded Subsidiary) transferring assets or properties to a Borrower or any other Credit Party, (c) any Wholly Owned Subsidiary that is a Domestic Subsidiary (other than an Excluded Subsidiary) or an Intermediate Subsidiary Guarantor Guaranteeing any Obligations or (d) any Credit Party creating, incurring, assuming or suffering to exist Liens on any (i) Unencumbered Property, (ii) the Equity Interests in any Direct Owner of any Unencumbered Property or in any Indirect Owner of a Direct Owner thereof or (iii) the right to any income from any of the foregoing to secure the Obligations, other than (x) any Loan Document, (y) pursuant to any Permitted Pari Passu Provision, and (z) as required by or pursuant to Applicable Law; provided that (i) clause (b) of this Section 7.11 shall not prohibit limitations or restrictions contained in (A) any agreement governing purchase money Liens or Capital Lease obligations otherwise permitted under this Agreement (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (B) rights of first refusal, rights of first offer, purchase options and similar rights that do not materially detract from the value of the property subject thereto, (C) leases, subleases, licenses and sublicenses, in each case so long as such restrictions relate to the assets subject thereto or (D) provisions restricting assignment of any agreement (including, without limitation, any such provisions restricting assignments, subletting or other transfers contained in leases, subleases, licenses, sublicenses or similar agreement) entered into in the ordinary course of business; (ii) clauses (a), (b) and (d) of this Section 7.11 shall not prohibit any agreement relating to the sale or any other Disposition of any Subsidiary or any assets pending such sale or other Disposition, provided that, in any such case, such restrictions apply only to the Subsidiary or the assets that are the subject of such sale or other Disposition and such sale or other Disposition is permitted hereunder; (iii) clauses (a), (b) and (c) of this Section 7.11 shall not prohibit, limitations or restrictions provided in favor of any holder of Secured Debt that is owed to a non-Affiliate of the Parent Borrower and that is permitted under Section 7.03 (provided that any Negative Pledge thereunder shall only be effective against the assets or property securing such Indebtedness or the Equity Interests in any owner of the assets or property securing such Indebtedness or in any indirect owner (other than a Borrower or any other Credit Party) of such owner). 7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.13 Amendments of Organization Documents. At any time cause or permit any of its Organization Documents to be modified, amended or supplemented in any respect whatsoever, without, in each case, the express prior written consent or approval of the Administrative Agent, if such changes would adversely affect in any material respect the rights of the Administrative Agent or any of the Lenders hereunder or under any of the other Loan Documents.

82 7.14 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required or permitted by GAAP, FASB, the SEC or any other regulatory body, or otherwise to the extent required pursuant to Applicable Law, or (b) fiscal year. 7.15 Compliance with Environmental Laws. Do, or permit any other Person, using commercially reasonable efforts in the case of any Person not under the control of a Credit Party, to generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Substances on any Property or transport or permit the transportation of Hazardous Substances to or from any such Property other than in compliance with applicable Environmental Laws and in the ordinary course of business, except where any such use, generation, conduct or other activity has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 7.16 Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Credit Parties fail to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan, or any fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Credit Parties or any of their Subsidiaries fail to perform or observe any term, covenant or agreement contained in any of Sections 6.01, 6.02(a), 6.03(a), (b) or (d), Section 6.05 (solely with respect to the Credit Parties), Section 6.11, Section 6.14, Article VII or Article XI; or (c) Other Defaults. The Credit Parties or any of their Subsidiaries fail to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days (or sixty (60) days if such failure is susceptible of being remedied within sixty (60) days and the Credit Parties or their Subsidiaries, as applicable, are diligently proceeding to remedy such failure) after the earlier of (i) the

83 date upon which a Responsible Officer of any Credit Party obtains knowledge of such failure or (ii) the receipt by the Borrower of written notice of such failure from the Administrative Agent (which notice will be given at the request of any Lender); or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) and any representation and warranty that is qualified by materiality or Material Adverse Effect, shall be incorrect in any respect when made or deemed made); or (e) Cross-Default. (i) there occurs any event of default (after the expiration of any applicable notice and/or cure period) under the Revolving Credit Agreement or any Sabra Senior Notes or any indenture evidencing or governing any Sabra Senior Notes; (ii) any Credit Party or any Subsidiary fails (after giving effect to any notice or grace periods applicable thereto) to make any required payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Recourse Indebtedness or fails to observe or perform any other agreement or condition relating to any such Material Recourse Indebtedness contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Recourse Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Recourse Indebtedness pursuant to the terms thereof to be demanded or to become due or to require such Credit Party or Subsidiary to repurchase, prepay, defease or redeem (automatically or otherwise) or make an offer to repurchase, prepay, defease or redeem such Material Recourse Indebtedness pursuant to the terms thereof, prior to its stated maturity; (iii) any Credit Party or any Subsidiary fails (after giving effect to any notice or grace periods applicable thereto) to make any required payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Non-Recourse Indebtedness or fails to observe or perform any other agreement or condition relating to any such Material Non-Recourse Indebtedness contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Non-Recourse Indebtedness to cause, with the giving of notice if required, such Material Non-Recourse Indebtedness pursuant to the terms thereof to be demanded or to become due or to require such Credit Party or Subsidiary to repurchase, prepay, defease or redeem (automatically or otherwise) or make an offer to repurchase, prepay, defease or redeem such Material Non-Recourse Indebtedness pursuant to the terms thereof, prior to its stated maturity; or (iv) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Credit Party or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Credit Party or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by a Credit Party or such Subsidiary as a result thereof is greater than the Threshold Amount; provided that this clause (e) shall not apply to (i) Secured Debt that becomes due and payable as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and such Indebtedness is assumed or repaid in full when required under the documents providing for such Indebtedness, (ii) any redemption, repurchase, conversion or settlement with respect to any convertible debt security which is consummated in accordance with the terms of such convertible debt security, unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (iii) any early payment requirement or unwinding or termination with respect to any Swap Contract (A) not

84 arising out of a default by any Credit Party and (B) to the extent that such Swap Termination Value owed has been paid in full by such Credit Party when due; or (f) Insolvency Proceedings, Etc. Any Credit Party or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged, undismissed or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undischarged, undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Credit Party or any Material Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or (h) Judgments. There is entered against any Credit Party or any Material Subsidiary (i) one or more final nonappealable judgments or orders that have not been discharged for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding $50,000,000 (to the extent (x) not covered by independent third-party insurance as to which the insurer does not dispute coverage or (y) for which the applicable Credit Party or Material Subsidiary has not been indemnified), or (ii) any one or more non-monetary final nonappealable judgments that have not been discharged and that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Credit Party or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $50,000,000; or (ii) any Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable notice and grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $50,000,000; or (iii) or any failure by any Credit Party or any Subsidiary to perform its obligations under a Canadian Pension Plan which has resulted or could reasonably be expected to result in liability of any Credit Party or any Subsidiary in an aggregate amount in excess of $50,000,000; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all of the Obligations, ceases to be in full force and effect; or any Credit Party or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Credit Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any material provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control.

85 For purposes of clauses (f), (g), and (h) above, no Event of Default shall be deemed to have occurred with respect to a Material Group unless the type of event specified therein has occurred with respect to each Subsidiary that is a member of such Material Group. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make any Incremental Facility to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Credit Parties; (c) [intentionally omitted]; and (d) exercise on behalf of itself, the Lenders all rights and remedies available to it and the Lenders under the Loan Documents; provided, however, that upon the occurrence of an Event of Default with respect to any Credit Party pursuant to Section 8.01(f) or (g) or the occurrence of an actual or deemed entry of an order for relief with respect to any Credit Party under the Bankruptcy Code, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.18, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between a Credit Party and any Lender, or any Affiliate of a Lender, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) in proportion to the respective amounts described in this clause Third payable to them;

86 Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, payment of breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between a Credit Party and any Lender, or any Affiliate of a Lender and amounts owing under Treasury Management Agreements, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders), and the Treasury Management Lenders in proportion to the respective amounts described in this clause Fourth held by them; Fifth, [intentionally omitted]; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Credit Parties or as otherwise required by Law. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from the other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section. ARTICLE IX. ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints KeyBank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as otherwise expressly set forth herein, the provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and none of the Credit Parties shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any banking, trust, financial, advisory, underwriting or other kind of business with any Credit Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice or consent of the Lenders with respect thereto.

87 9.03 Exculpatory Provisions. The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent, Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; (d) shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Parent Borrower or a Lender; and (e) shall not be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

88 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Credit Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Parent Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the approval (not to be unreasonably withheld or delayed) of the Parent Borrower (unless an Event of Default has occurred and is continuing), to appoint a successor, which (x) shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States and (y) shall not be a Defaulting Lender or a Disqualified Institution; provided that if any such potential successor is not classified as a “U.S. person” and a “financial institution” within the meaning of Treasury Regulation Section 1.1441-1, then the Parent Borrower shall have the right to prohibit such potential successor from becoming the Administrative Agent in its reasonable discretion. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders (and subject to the approval (not to be unreasonably withheld or delayed) of the Parent Borrower (unless an Event of Default has occurred and is continuing, in which case no such approval of the Parent Borrower shall be required)), appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if any such potential successor is not classified as a “U.S. person” and a “financial institution” within the meaning of Treasury Regulation Section 1.1441-1, then the Parent Borrower shall have the right to prohibit such potential successor from becoming

89 the Administrative Agent in its reasonable discretion. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Parent Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Parent Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article IX and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent nor any Agent has made any representation or warranty to it, and that no act by the Administrative Agent or any Agent hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Credit Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Agent to any Lender as to any matter, including whether the Administrative Agent or any Agent has disclosed material information in its (or its Related Parties’) possession. Each Lender represents to the Administrative Agent and the Agents that it has, independently and without reliance upon the Administrative Agent, the Agents, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder and will continue to make its

90 own decision in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Agents, any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc.. Anything herein to the contrary notwithstanding, none of the Arrangers, the Syndication Agents or the Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder, and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. 9.09 Reserved. 9.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent: (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), (ii) that is transferred or to be transferred as part of or in connection with any Disposition, or (iii) as approved in accordance with Section 10.01; and (b) to release any Subsidiary from its obligations under the Guaranty if such Person (i) ceases to be a Subsidiary or is or becomes an Excluded Subsidiary or otherwise ceases to be required to provide, as expressly provided herein, the Guaranty, in each case, as a result of a transaction permitted hereunder, or (ii) is not a borrower or guarantor of, or does not otherwise have a payment obligation in respect of, any Unsecured Debt (other than (x) under the Loan Documents and (y) any Unsecured Debt in respect of which such Subsidiary Guarantor shall be released as a borrower or guarantor or other obligor substantially concurrently with the release hereunder). Upon the release of any Person pursuant to this Section 9.10, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties’ request and at the Credit Parties’

91 expense, such documentation as is reasonably necessary to evidence the release of such Person from its obligations under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 9.10. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any other Lender. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement. 9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true: (i) Such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

92 (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of ether Borrower or any other Credit Party, that no Agent nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). 9.12 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand, but in no event later than two (2) Business Days thereafter, the Rescindable Amount received by such Lender Recipient Party in Same Day Funds, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE X. MISCELLANEOUS 10.01 Amendments, Etc.. (a) Amendments Generally. Subject to Sections 2.02(f), 2.16(g), 3.03 and the last paragraph of this Section 10.01(a), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Credit Parties therefrom, shall be effective unless in writing signed by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and the applicable Credit Parties, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (or reinstate any Commitment under an Incremental Facility terminated pursuant to Section 8.02) without the written consent of such Lender; (ii) without the consent of each Lender directly affected thereby:

93 (A) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document; (B) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iii) of the second proviso to this Section 10.01(a)) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to (I) amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest at the Default Rate, (II) [intentionally omitted] or (III) amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; or (C) (I) modify Section 2.14 or Section 8.03 or any other provision herein in a manner that would have the effect of altering the ratable reduction of Commitments, pro rata payments, the order of application of payments, or the pro rata sharing of payments otherwise required hereunder or (II) subordinate, or have the effect of subordinating, all or any portion of the Obligations to any other Indebtedness or other obligation; (iii) without the consent of each Lender: (A) waive any condition set forth in Section 4.01(a) without the written consent of each Lender; provided that, unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a confirmation by such Lender to the Borrowers, the Administrative Agent and the other Lenders that, insofar as such Lender is concerned, the Borrowers have satisfied the conditions precedent for initial Loans set forth in Section 4.01(a); (B) modify any provision of this Section 10.01(a) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder or under any Loan Document; (C) release the REIT Guarantor or any Intermediate Subsidiary Guarantor from its obligations under the Guaranty, or release all or substantially all of the value of the Guaranty; or (D) release any Borrower from its obligations as a Borrower hereunder; (iv) (I) modify the definition of “Required Initial Term Loan Lenders,” without the written consent of each Initial Term Loan Lender, or (II) modify the definition of “Required Facility Lenders,” without the written consent of each Lender under the applicable Incremental Term Loan Facility; (v) [intentionally omitted]; or (vi) (I) impose any greater restriction on the ability of any Initial Term Loan Lender to assign any of its rights or obligations hereunder without the written consent of the Required Initial Term Loan Lenders, or (II) impose any greater restriction on the ability of any Lender under an

94 Incremental Term Loan Facility to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders for the applicable Incremental Term Loan Facility; and provided, further, that (i) [intentionally omitted]; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, (x) affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or (y) modify, change, waive or consent to any departure from, or have the effect of modifying, changing, waiving or consenting to any departure from, Section 3.03, any term defined in such section, any term defined in any other section or provision in this Agreement relating to SOFR, Term SOFR, or any Benchmark Replacement, or any term or provision relating to the replacement of any such rate or Benchmark Replacement; and (iii) the Fee Letters may only be amended, and the rights or privileges thereunder may only be waived, in a writing executed by each of the parties thereto. Notwithstanding the fact that the consent of all of the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow any Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding. Notwithstanding any provision herein to the contrary, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (i) the Commitment of any Defaulting Lender may not be increased or extended or the maturity of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case, without the consent of such Defaulting Lender and (ii) any waiver, amendment, consent or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (ii) the Administrative Agent and the Parent Borrower may, with the consent of the other (but without the consent of any other party to this Agreement), amend, modify or supplement this Agreement and any other Loan Document (and such amendment, modification or supplement shall become effective without any further action or consent of any other party to this Agreement): (A) to cure any ambiguity, omission, typographical error, mistake, defect or inconsistency in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto) if such amendment, modification or supplement does not adversely affect the rights of the Administrative Agent or any Lender, or (B) to add a “Subsidiary Guarantor” in accordance with the applicable provisions of this Agreement and the other Loan Documents; and (iii) this Agreement may be amended with the written consent of the Administrative Agent and the Parent Borrower (i) to add one or more Incremental Facilities to this Agreement subject to the limitations in Section 2.16 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Loans and Commitments hereunder) in the

95 benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing Loans and Commitments hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent, the Lenders providing such Incremental Facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders affected hereunder. The Administrative Agent shall promptly provide each Lender with a copy of any amendment implemented under the immediately foregoing clauses (ii) or (iii). (b) Other Consents. (i) In the event that there is (x) an approval by the “Required Lenders” (as defined in the Revolving Credit Agreement) of the addition of an “Unencumbered Property” or “Qualified Mortgage Loan Receivables” which does not meet one or more of the criteria for inclusion set forth in the Revolving Credit Agreement and herein, or (y) a proposal in writing to modify, amend, waive or restate, terminate or request a consent or approval with respect to, any provisions in the Revolving Credit Agreement in respect of Guarantors, Unencumbered Properties, Qualified Mortgage Loan Receivables reporting requirements, representations and warranties, affirmative covenants, negative covenants, financial covenants, changes in accounting practices, events of default, or definitions related thereto (which may include a written waiver of an existing actual or potential default or event of default that is intended to be eliminated by such modification, amendment, consent, approval, restatement or waiver) (each of the foregoing in clauses (x) and (y), a “Proposed Modification”), then (A) any Lender shall be deemed to have simultaneously (and without any further action by any Person) approved the Proposed Modification of any corresponding provision hereof for purposes of determining if the requisite approvals hereunder have been obtained if such Lender or an Affiliate of such Lender approved the Proposed Modification under the Revolving Credit Agreement in its capacity as a “Lender” under the Revolving Credit Agreement and (B) in the case that the Lenders described in clause (A) above constitute the Required Lenders, then simultaneously (and without any further action by any Person) with the agreement to or granting of such Proposed Modification under the Revolving Credit Agreement, this Agreement shall be deemed modified, amended or restated, or such waiver, consent or approval granted, in a manner consistent with the Proposed Modifications under the Revolving Credit Agreement, unless such modification, restatement, waiver, consent or approval requires the consent of each Lender or any other Lender (in addition to the Lenders described in clause (A) above) under Section 10.06(a). (ii) In the event any financial covenants (including any associated definitions) set forth in the Revolving Credit Agreement or any amendment, modification, supplement, restatement, refinancing (in full) or replacement (in full) thereof, shall be implemented or amended to be more restrictive on the Credit Parties than the financial covenants set forth herein in this Agreement (a “More Favorable Financial Covenant”), the applicable financial covenant(s) set forth in this Agreement and the other Loan Documents shall automatically be deemed to be amended to conform to the modified covenant(s) in the Revolving Credit Agreement (together with any grace or cure periods applicable thereto), unless the Required Lenders otherwise agree in their sole discretion. (iii) Any More Favorable Financial Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to Section 10.06(b)(ii) shall be deemed automatically amended, supplemented, loosened, excluded, terminated or otherwise modified

96 herein to reflect any subsequent amendments, supplements, loosenings, terminations, exclusions or any other modifications made to such More Favorable Financial Covenant under the Revolving Credit Agreement or any amendment, modification, supplement, restatement, refinancing (in full) or replacement (in full) thereof effected as of the date of such amendments, supplements, loosenings, terminations, exclusions or any other modifications; provided that no such amendment shall have the effect of making Section 7.10 (and related definitions as used therein) any less favorable to the Lenders than such Section as set forth in this Agreement as in effect on the date of this Agreement (or on the date of any later written amendment to, restatement of, or waiver, consent or approval of this Agreement amending Section 7.10 (and related definitions as used therein) other than any such amendment, restatement, waiver, consent or approval solely for the purpose of memorializing the incorporation of such Incorporated Covenants to this Agreement). (iv) If requested by the Parent Borrower or the Administrative Agent, the Parent Borrower, the Administrative Agent and each approving Lender (including any Lender deemed to have approved as described above) shall execute and deliver a written amendment to, restatement of, or waiver, consent or approval of this Agreement memorializing such modification, restatement, waiver, consent, or approval. (c) [Intentionally omitted]. 10.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to a Borrower or any other Credit Party, or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Credit Parties). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall

97 not apply to notices to any Lender provided pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Parent Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Credit Party, any Lender, or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Credit Parties and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier number, electronic mail address or telephone number by notice to the Parent Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Laws, to make reference to Borrower

98 Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to a Credit Party or its securities for purposes of United States Federal or state securities Laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices and Committed Loan Notices) purportedly given by or on behalf of one or both of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them, in accordance with Section 10.04, from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of one or both of the Borrowers. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against a Credit Party and its Subsidiaries or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all of the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent) hereunder and under the other Loan Documents, (b) [intentionally omitted], (c) any Lender from enforcing payments of amounts payable to such Lender pursuant to Sections 3.01, 3.04, 3.05 and 10.04 or from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.14), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party or any Subsidiary under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as the Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Arrangers (including the reasonable fees, charges and disbursements of one counsel, and, if applicable, one local counsel in each material jurisdiction, for the Administrative Agent), in connection with the syndication of the credit facilities

99 provided for herein, due diligence, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) [intentionally omitted] and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of counsel for the Administrative Agent or any Lender; provided that reimbursement for fees, charges and disbursements of additional counsel of the Lenders will be limited to one additional counsel for all of the Lenders (and one additional counsel per specialty area and one local counsel per applicable jurisdiction), plus additional counsel as necessary in the event of an actual or potential conflict of interest among the Lenders), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.04, or (B) in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Borrower. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, the Agents and their Affiliates and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by a Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby (including, without limitation, each Lender’s agreement to make Loans or the use or intended use of the proceeds thereof) or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by a Credit Party or any Subsidiary, or any Environmental Liability related in any way to a Credit Party or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Credit Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by a Credit Party against an Indemnitee for breach in bad faith or a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from any litigation in which an Indemnitee and one or more Credit Parties are adverse to each other, and in which the Credit Parties prevail on their claims and the Indemnitee does not prevail on its defenses or its counterclaims interposed in such litigation and such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

100 (c) Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing and without relieving the Borrowers of their obligations with respect thereto, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(e). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no Credit Party shall assert, and each Credit Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent of such Indemnitee’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, nonappealable judgment. (e) Payments. All amounts due under this Section 10.04 shall be payable not later than ten (10) Business Days after demand therefor (accompanied by backup documentation to the extent available). (f) Survival. The agreements in this Section 10.04 and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of one or both of the Borrowers is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

101 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder (except in a transaction not prohibited by Section 7.04) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 10.06, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 10.06, or (iii) by way of pledge or assignment or grant of a security interest subject to the restrictions of subsection (f) of this Section 10.06 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 10.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment (in each case with respect to any Facility) and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section 10.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of any assignment in respect of any Facility unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Parent Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all of the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations under the Facilities on a non-pro rata basis.

102 (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 10.06 and, in addition: (A) the consent of the Parent Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Parent Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) [intentionally omitted]. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to a Credit Party. No such assignment shall be made to a Credit Party or any Affiliate or Subsidiary of a Credit Party. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person). (vii) No Assignment to Defaulting Lenders or Disqualified Institutions. No such assignment shall be made to a Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (vii) or to a Disqualified Institution. (viii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph,

103 then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (ix) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 10.06, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 10.06. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrowers and any Lender (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Credit Parties or the Administrative Agent, sell participations to any Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person) or any Person that would not constitute an Eligible Assignee, is a Defaulting Lender or a Disqualified Institution or a Credit Party or any Affiliate or Subsidiary of any Credit Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01(a) that affects such Participant.

104 Subject to subsection (e) of this Section 10.06, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.06. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (f) Certain Pledges. Any Lender may at any time pledge, assign or grant a security interest in, all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment or grant of a security interest to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee or grantee for such Lender as a party hereto. (g) Disqualified Institutions. (i) Neither the Administrative Agent nor any assigning Lender shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, neither the Administrative Agent nor any assigning Lender shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. (ii) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Parent Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to

105 any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Parent Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (g)(ii) shall not be void, but the other provisions of this clause (g) shall apply. (iii) If any assignment or participation is made to any Disqualified Institution without the Parent Borrower’s prior written consent in violation of clause (ii) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrowers may, at their sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) [intentionally omitted], (B) in the case of outstanding Loans held by Disqualified Institutions, purchase or prepay such Loans by paying the lesser of (x) the outstanding principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the outstanding principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iv) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders or the Administrative Agent, or (z) access the Platform or any other electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (a “Bankruptcy Plan”), each Disqualified Institution party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Institution does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (v) The Administrative Agent shall have the right, and the Borrowers hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Parent Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the

106 Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. (h) [Intentionally omitted]. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) on a need-to-know basis to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16 or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Credit Party and its obligations, (g) with the consent of the Parent Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.07 by the disclosing Person, (y) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than a Credit Party that the Administrative Agent, any such Lender reasonably believes is not bound by a duty of confidentiality to the Credit Parties or (z) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section 10.07, (i) on a confidential basis to (i) any rating agency in connection with rating the Parent Borrower, the REIT Guarantor or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers of other market identifiers with respect to the credit facilities provided hereunder or (j) as reasonably required by any Lender or other Person that would qualify as an Eligible Assignee hereunder (without giving effect to the consent required under Section 10.06(b)(iii)) providing financing to such Lender (provided such Lenders or such other Persons are advised of the confidential nature of such information and agree to keep such information confidential). In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and customary information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section 10.07, “Information” means all information received from or on behalf of any Credit Parties or any Subsidiary relating to a Credit Party or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by a Credit Party or any Subsidiary, provided that, in the case of information received from a Credit Party or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own or its other similarly situated customers’ confidential

107 information. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning a Credit Party or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with Applicable Law, including United States Federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of a Credit Party against any and all of the Obligations of the Credit Parties now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Credit Parties may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Parent Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 10.08, if at any time any Lender or any of their respective Affiliates maintains one or more deposit accounts for a Borrower or any other Credit Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (including without limitation, the Criminal Code (Canada)) (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

108 10.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If the Borrowers are entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender, a Disqualified Institution or a Non-Consenting Lender, then the Borrowers may, at its sole expense and effort, upon notice from the Parent Borrower to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the assignment fee specified in Section 10.06(b) shall have been paid to or waived by the Administrative Agent;

109 (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with Applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this Section 10.13 may be effected pursuant to an Assignment and Assumption executed by the Parent Borrower, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further that any such documents shall be without recourse to or warranty by the parties thereto. Notwithstanding anything in this Section 10.13 to the contrary, (i) [intentionally omitted] and (ii) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 10.14 Governing Law; Jurisdiction; Etc.. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH CREDIT PARTY THAT IS A PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF

110 THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION (c) WAIVER OF VENUE. EACH CREDIT PARTY THAT IS A PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 10.14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.15. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Credit Parties that are parties hereto acknowledge and agree, and acknowledge their Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the other Agents and the Lenders are arm’s-length commercial transactions between

111 the Credit Parties and their Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the other Agents and the Lenders, on the other hand, (B) the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Credit Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger, each other Agent and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Credit Party or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger, any other Agent nor any Lender has any obligation to any Credit Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and neither the Administrative Agent, any Lender nor any Arranger has any obligation to disclose any of such interests to the Credit Parties or their Affiliates. Each Credit Party that is a party hereto agrees that it will not claim that any of the Administrative Agent, the Arrangers, the other Agents or the Lenders has rendered advisory services of any nature or respect or owes a fiduciary or similar duty to such Credit Party, in connection with any transactions contemplated hereby. 10.17 USA Patriot Act Notice; Etc.. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that is a party hereto that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), and the Canadian AML Acts, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party, information concerning its direct and indirect holders of its Equity Interests and other Persons exercising Control over it and its and their respective directors and officers, and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Credit Party in accordance with the Patriot Act and the Canadian AML Acts. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Canadian AML Acts. 10.18 Reserved. 10.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the

112 Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable Law). For the avoidance of doubt, all of the Borrowers’ obligations under this Section 10.19 shall survive termination of the Commitments and repayment of all other Obligations hereunder. 10.20 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Credit Party that is a party hereto and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Credit Party and/or any Lender Party without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and

113 believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each Credit Party that is a party hereto and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Credit Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.21 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 10.22 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.23 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit

114 Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). ARTICLE XI. GUARANTY 11.01 The Guaranty. (a) Each Guarantor, jointly and severally with the other Guarantors, hereby guarantees to the Administrative Agent and each of the holders of the Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the “Guaranteed Obligations”) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof); provided that the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. Each Guarantor hereby further agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise), the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of

115 any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, or otherwise) in accordance with the terms of such extension or renewal. (b) Notwithstanding any provision to the contrary contained herein, in any of the other Loan Documents or other documents relating to the Obligations, (i) the obligations of the Guarantors under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law and (ii) no Guarantor shall by virtue of the joint and several nature of its obligations under this Guaranty and the other Loan Documents be liable for any Guaranteed Obligations that constitute Excluded Swap Obligations with respect to such Guarantor. 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by Applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower for amounts paid under this Article XI until such time as the Obligations have been irrevocably paid in full and the Commitments relating thereto have expired or been terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Loan Documents, or other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or other documents relating to the Guaranteed Obligations, or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any of the holders of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected, or shall be released in accordance with the terms of this Agreement; (e) any of the Guaranteed Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor); or

116 (f) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest notice of acceptance of the Guaranty given hereby and of Credit Extensions that may constitute Guaranteed Obligations, notices of amendments, waivers and supplements to the Loan Documents and other documents relating to the Guaranteed Obligations, or the compromise, release or exchange of collateral or security, and all notices whatsoever, and any requirement that the Administrative Agent or any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations. 11.03 Reinstatement. Neither the Guarantors’ obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of any Borrower, by reason of any Borrower’s bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Guaranteed Obligations. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings pursuant to any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each holder of Guaranteed Obligations on demand for all reasonable costs and expenses (including all reasonable fees, expenses and disbursements of counsel) incurred by the Administrative Agent or such holder of Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law. 11.04 Certain Waivers. Each Guarantor acknowledges and agrees that (a) the Guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against any Borrower hereunder or against any collateral securing the Guaranteed Obligations or otherwise, (b) it will not assert any right to require the action first be taken against any Borrower or any other Person or pursuit of any other remedy or enforcement of any other right and (c) nothing contained herein shall prevent or limit action being taken against any Borrower hereunder, under the other Loan Documents or the other documents and agreements relating to the Guaranteed Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if neither any Borrower nor any Guarantor shall timely perform its obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of any Guarantor’s obligations hereunder unless, as a result thereof, the Guaranteed Obligations shall have been paid in full and the Commitments relating thereto shall have expired or been terminated, it being the purpose and intent that each Guarantor’s obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances.

117 11.05 Remedies. Each Guarantor agrees that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the holders of the Guaranteed Obligations, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. 11.06 Guaranty of Payment; Continuing Guaranty. The guarantee in this Article XI is a guaranty of payment and not of collection, and is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. 11.07 Contribution. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who either has not made any payments or has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided that no Guarantor may take any action to enforce such right until after all Guaranteed Obligations and any other amounts payable under this Guaranty (other than contingent obligations for which no claim has been made) are paid in full in cash and all Commitments are terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 11.07 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 11.07, (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but

118 without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 11.07, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until after all Guaranteed Obligations and any other amounts payable under this Guaranty (other than contingent obligations for which no claim has been made) are paid in full in cash and all Commitments are terminated. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Administrative Agent or the Required Lenders. 11.08 Release of Guarantors. The Parent Borrower may, by written notice to the Administrative Agent, request the release of a Subsidiary Guarantor from its obligations under the Guaranty if such Person is not a borrower or guarantor of, or does not otherwise have a payment obligation in respect of, any Unsecured Debt (other than (x) under the Loan Documents and (y) any Unsecured Debt in respect of which such Subsidiary Guarantor shall be released as a borrower or guarantor or other obligor substantially concurrently with the release hereunder); provided that immediately before and immediately after giving effect to any such release, no Default has occurred and is continuing or would result therefrom. Upon the release of any Person pursuant to this Section 11.08, the Administrative Agent shall (to the extent applicable) deliver to the Parent Borrower, upon the request of the Parent Borrower and at the Borrowers’ expense, such documentation as is reasonably satisfactory to the Administrative Agent and necessary to evidence the release of such Person from its obligations under the Loan Documents. For the avoidance of doubt, this Section 11.08 shall not apply to the release of an Intermediate Subsidiary Guarantor, which release would be subject to the requirements of Section 10.01(a)(iii)(C). 11.09 Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article XI by any Credit Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) becomes effective with respect to any Obligation under any Swap Contract, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XI voidable under any applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each applicable Credit Party under this Section 11.09 shall remain in full force and effect until all of the Obligations have been irrevocably paid and performed in full. Each Credit Party intends this Section 11.09 to constitute, and this Section 11.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Credit Party that would otherwise not constitute an “eligible contract participant” for any Obligation under any Swap Contract for all purposes of the Commodity Exchange Act. [Remainder of Page Intentionally Left Blank]

[Signature Page to Sabra Health Care Credit Agreement] Each of the parties hereto has caused a counterpart of this Agreement to be duly executed as of the date first above written. BORROWERS: SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership By: Sabra Health Care REIT, Inc., a Maryland corporation, its general partner By: /s/ Michael L. Costa Name: Michael L. Costa Title: Chief Financial Officer SABRA CANADIAN HOLDINGS, LLC, a Delaware limited liability company By: /s/ Michael L. Costa Name: Michael L. Costa Title: Chief Financial Officer REIT GUARANTOR: SABRA HEALTH CARE REIT, INC., a Maryland corporation By: /s/ Michael L. Costa Name: Michael L. Costa Title: Chief Financial Officer SUBSIDIARY GUARANTOR: SABRA HEALTH CARE, L.L.C., a Delaware limited liability company By: /s/ Michael L. Costa Name: Michael L. Costa Title: Chief Financial Officer

[Signature Page to Sabra Health Care Credit Agreement] ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Eric Hafertepen Name: Eric Hafertepen Title: Senior Vice President

[Signature Page to Sabra Health Care Credit Agreement] LENDERS: KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Eric Hafertepen Name: Eric Hafertepen Title: Senior Vice President

[Signature Page to Sabra Health Care Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: /s/ Darren Merten Name: Darren Merten Title: Director

[Signature Page to Sabra Health Care Credit Agreement] CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Kerri Colwell Name: Kerri Colwell Title: SVP

[Signature Page to Sabra Health Care Credit Agreement] CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ Jill Wong Name: Jill Wong Title: Director By: /s/ Gordon Yip Name: Gordon Yip Title: Director

[Signature Page to Sabra Health Care Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Darin Mullis Name: Darin Mullis Title: Managing Director

[Signature Page to Sabra Health Care Credit Agreement] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

[Signature Page to Sabra Health Care Credit Agreement] TRUIST BANK, as a Lender By: /s/ Alli Korchmar Name: Alli Korchmar Title: Vice President

[Signature Page to Sabra Health Care Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender By: /s/ Kourosh Kamy Name: Kourosh Kamy Title: Director

[Signature Page to Sabra Health Care Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Michael J. Kinnick Name: Michael J. Kinnick Title: Senior Vice President

[Signature Page to Sabra Health Care Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Jason Baeten Name: Jason Baeten Title: Authorized Signatory

[Signature Page to Sabra Health Care Credit Agreement] REGIONS BANK, as a Lender By: /s/ William Chalmers Name: William Chalmers Title: Senior Vice President

[Signature Page to Sabra Health Care Credit Agreement] ROYAL BANK OF CANADA, as a Lender By: /s/ William Behuniak Name: William Behuniak Title: Authorized Signatory